As filed with the Securities and Exchange Commission on April 29, 2005

                    Securities Act registration no. 33-1398
                   Investment Company Act file no. 811-4466

------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-1A
                         ____________________________

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                         Post-effective amendment no. 31                  [X]

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                               Amendment no. 33                           [X]
                         ____________________________

                               MONETTA FUND, INC.
                                 (Registrant)

                     1776-A South Naperville Road, Suite 100
                        Wheaton, Illinois  60187-8133
                       Telephone number:  630/462-9800
                         ____________________________

         Robert S. Bacarella                         Arthur Don
          Monetta Fund, Inc.                   Seyfarth Shaw LLP
  1776-A South Naperville Road, #100      55 E. Monroe Street, Suite 4200
     Wheaton, Illinois  60187-8133            Chicago, Illinois  60603

                             (Agents for service)
                          ____________________________

                Amending Parts A, B, and C and filing Exhibits.

            It is proposed that this filing will become effective:

                   immediately upon filing pursuant to rule 485(b)
                 x on May 1, 2005  pursuant to rule 485(b)
                   60 days after filing pursuant to rule 485(a)(1)
                   on                   pursuant to rule 485(a)(1)
                   75 days after filing pursuant to rule 485(a)(2)
                   on                      pursuant to rule 485(a)(2)


If appropriate, check the following box:

   ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


(Insert Monetta Logo)

Prospectus May 1, 2005

Monetta Fund

1-800-MONETTA
www.monetta.com

The Securities and Exchange Commission has not approved or disapproved of these securities, or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Table of Contents

Summary of the Fund                                   1

Fund's Goals and Principal Strategies                 1

Principle Risks of Investing in The Fund              1

Performance                                           2

Fees and Expenses                                     3

Investment Objectives and Strategies                  4

Investment Risks & Considerations                     4

Management                                            6

Other Information                                     7

Shareholder Manual                                    11

Financial Highlights                                  24

                                 FUND SUMMARY

Monetta Fund, Inc. ("Monetta Fund") is referred to as the "Fund."

The Fund is designed for long-term investors who seek growth of capital and who can tolerate the volatility and risks associated with common stock investments. In selecting investments, emphasis is placed on stocks believed by the portfolio managers to have above average growth potential, with improving earnings per share growth, a history of growth and sound management, and a strong balance sheet. A "bottom up" approach is used in choosing investments. That is to say, the Portfolio Managers look for companies with earnings growth potential one at a time.

Under normal market conditions, the Fund invests (at the time of investment) at least 65% of its net assets in common stocks of companies of all market capitalization ranges. Based on market conditions, the fund may be over-weighted in volatile sectors relative to its benchmark.


                                  FUND RISKS

No investment is suitable for everyone. The principal risk of investing in the Fund is that you may lose some or all of the money you invest. The other risks inherent in the Fund depend primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that the Fund will achieve its objective.

The Fund primarily invests in growth companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, stock value can decline even if there is an increase in earnings. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

The principle risk of investing in the Fund is that returns may vary and you could lose money. The value of the Fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in a portfolio decreases. The Fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) would also decrease, which means if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The Fund may invest in smaller companies, and small-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

The Fund has above-average trading activity, represented by a high portfolio turnover rate. This above-average activity increases brokerage commission expenses for the Fund, and may affect the Fund's performance by reducing investment returns and increasing the amount of any capital gains taxes paid by the Fund's shareholders.

An investment in the Fund is not a bank deposit and not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

<Page 1>


                        PERFORMANCE

The following information illustrates how the Fund's performance has varied over time and the risk associated with investing in the Fund. The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare the Fund's average annual returns for the periods indicated to broad-based securities market indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes, as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

[GRAPH DEPICTING 10 YEAR ANNUAL TOTAL RETURNS FOR MONETTA FUND.]

MONETTA FUND (MONTX)

Annual Returns for periods ended 12/31



1995  28.02%
1996   1.60%
1997  26.18%
1998  -9.03%
1999  51.80%
2000 -15.97%
2001 -21.05%
2002 -15.27%
2003  30.08%
2004   1.49%




Best Quarter:  4th 1999, 47.66%; Worst Quarter:  3rd 1998, -23.50%.

Average Annual Total Returns                     1 Year        5 Years      10 Years
Monetta Fund*
 Return Before Taxes                              1.49%        -5.79%         5.34%
  Return After Taxes on Distributions
                                                  1.45%        -8.42%         2.52%
  Return After Taxes on Distributions and
  Sale of Fund Shares                             0.97%        -6.14%         3.02%

Russell 3000 Growth**                             6.93%        -8.87%         9.30%

S&P 500**                                        11.04%        -2.27%        12.08%

*The above performance data for the Fund includes performance for when the Fund operated under a small-cap investment focus from inception through 12/31/02.

**Reflects no deduction for fees, expenses or taxes. The Russell 3000 Index is an index that measures the performance of the 3,000 large U.S. Companies within the Russell 1000 and Russell 2000 Indices. The S&P 500 Index is the Standard & Poor's Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


<Page 2>

                        FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

            Redemption fees: NONE*
            Exchange fees: NONE**

Annual Fund Operating Expenses
 (expenses that are deducted from fund assets)

Management Fees                                 0.95%
Distribution and Services (12b-1) Fees          N/A
Other Expenses                                  0.65%(a)
Total Annual Fund Operating Expenses            1.60%(a)

(a) Various expenses for the Fund, such as legal, audit, tax preparation and printing, were paid for indirectly through directed brokerage arrangements. As a result, actual total annual Fund operating expenses in 2004 were 1.43%.

*If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

**For telephone exchanges, the Transfer Agent will charge a $5.00 fee to your account.

                                 Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest your dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


  One Year      Three Years      Five Years         Ten Years
    $162           $503             $867              $1,895



<Page 3>

                INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks long-term capital growth by investing in common stocks believed to have above-average appreciation potential.

The Fund's investment approach emphasizes a competitive return in rising markets and preservation of capital in declining markets in an attempt to generate long-term capital growth over a complete business cycle (approximately 3 to 5 years) when compared to the broader stock market indices. Monetta Financial Services, Inc.'s (the "Adviser") emphasis is on common stocks with improving earnings per share growth, a history of growth and sound management and a strong balance sheet.

In its investments in equity securities, the Fund pursues a selling discipline to preserve capital gains and limit losses. A security will not be sold purely on price appreciation or decline. A security will normally be sold if it becomes less attractive, compared to a new stock idea, or company fundamentals deteriorate with little perceived prospect for improvement within a reasonable time frame. The actual timing of the sale of a security may be affected by liquidity constraints or other factors affecting the market for that security.

This selling discipline may result in higher than average portfolio turnover, which may be exacerbated by extraordinary market conditions.

The securities in which the Fund invests will be listed on a national securities exchange or traded on an over-the-counter market.

The Fund's investment objective, under normal market conditions, is to provide its shareholders with capital appreciation by investing the Fund's assets in equity securities (common stocks) believed to have growth potential. Under normal market conditions, the Fund generally invests (at the time of investment) at least 65% of its net assets in common stocks of companies of all market capitalization ranges.


The Fund's investment restrictions are detailed in the Statement of Additional Information. Fundamental investment objectives cannot be changed without shareholder approval.

                       INVESTMENT RISKS & CONSIDERATIONS

Investment Risks

All investments, including those in mutual funds, have risks. No investment is suitable for all investors. The risks inherent in the Fund depend primarily upon the types of securities in the Fund's portfolio, as well as on market conditions. There is no guarantee that the Fund will achieve its objective or that the Adviser's investment strategies will be successful. There is a risk that you could lose all or a portion of your investment in the Fund as a result of a steep, sudden and/or prolonged market decline.

The Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking capital growth through investment in common stocks. The value of the Fund's portfolio could decrease if the stock market goes down or if the value of an individual stock in the portfolio decreases. The Fund may invest in more volatile sectors, which could result in a disproportionate return or loss compared to its benchmarks. If the value of the Fund's portfolio decreases, the Fund's net asset value (NAV) would also decrease, which means, if you sold your shares, you would receive less money. Common stocks tend to be more volatile than other investment choices. The Fund may invest in smaller companies and small-cap and mid-cap stocks may be more volatile and risky than large-cap stocks. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

<Page 4>

Investment Considerations

Equity Securities. Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term and there is no guarantee of continued long-term growth. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small- to mid-size companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares. Equity securities of growth companies may be more volatile and could result in a disproportionate return or loss respective to their benchmark. Equity securities of technology growth companies are extremely volatile primarily due to market saturation, price competition and rapid product obsolescence.

Short-Term Investments. The Fund may make short-term investments without limitation in periods when the Adviser determines that a temporary defensive position is warranted. When the Fund is so invested, it may not achieve its investment objective. Such investments may be in: U. S. Government Securities; certificates of deposit, bankers' acceptances, and other obligations of domestic banks having total assets of at least $500 million and which are regulated by the U. S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and demand notes comparable in quality, in the Adviser's judgment, to commercial paper rated in the highest category.

Portfolio Turnover. The Fund normally executes an above-average amount of equity trading. Its annual portfolio turnover rates typically exceed 200%, and in some years have exceeded 600%.* This high portfolio turnover increases brokerage commissions paid for the Fund and may reduce investment returns. To the extent that the trading results in net realized gains, the shareholder will be taxed on the distributions. In addition, the tax consequences and trading costs associated with high portfolio turnover can affect the Fund's performance by reducing investment returns.

*A portfolio turnover rate of 600% is equivalent to the Fund buying and selling all of the securities in its portfolio six times in the course of a year.


<Page 5>

                                  MANAGEMENT

Management of the Fund

The Board of Directors of the Fund, Investment Adviser and the Fund's management and administrative teams are instrumental in the management of the Fund.

Board of Directors

The Board of Directors of Monetta Fund oversees the management of the Fund and meets at least quarterly to review reports about the Fund's operations. Although the Directors do not manage the Fund, they have hired the Adviser to do so.

At the recommendation of the Adviser, the Board approves the transfer agent, custodial bank, distributor and administrator on an annual basis.

Over 50% of the Directors are independent of the Fund's Adviser under the Investment Company Act of 1940.

Investment Adviser

The investment adviser is Monetta Financial Services, Inc. Subject to the overall authority of the Board, the Adviser manages the business and investments of the Fund under an investment advisory agreement dated December 3, 2001. The Adviser also manages the funds of the Monetta Trust. The Adviser is controlled by Robert S. Bacarella, the President and Founder of the Fund. The Adviser's address is 1776-A S. Naperville Road, Suite 100, Wheaton, IL 60187. It is a Delaware corporation, incorporated on January 13, 1984. The Adviser has managed the Monetta Fund since inception, 1986.

The Adviser receives a monthly fee from the Fund based on the Fund's average net assets, computed and accrued daily. The management fee rate is 0.95% for the first $300 million in net assets, 0.90% for the next $200 million in net assets, and 0.85% for net assets over $500 million.

From the management fee, the Adviser pays for all the expenses to manage, administer and operate the Fund except direct Fund related expenses such as transfer agent, custodial, legal, audit, brokerage expenses and fees and expenses of the independent Directors.

Investment Team

The Adviser manages the Fund through the use of co-managers. Mr. Robert S. Bacarella and Mr. Timothy Detloff are the portfolio managers.


Mr. Bacarella has been Chairman and CEO of the Adviser since October 1996; Director since 1984; and President of the Adviser from 1984 to 1996 and April 1997 to present. He served as the portfolio manager of the Fund since it began operations and co-manager since 1998. Mr. Bacarella also manages the funds of the Monetta Trust (except the Intermediate Bond Fund, Government Money Market Fund and the fixed income portion of the Balanced Fund). Mr. Bacarella was Director - Pension Fund Investments for Borg-Warner Corporation until 1989. He received his Bachelors Degree in Finance and Accounting from St. Joseph's College and his MBA from Roosevelt University.



Mr. Detloff joined the Adviser in January 1996 as an Analyst. He has been portfolio co-manager of the Fund since June 1998. Mr. Detloff also co-manages the equity funds of the Monetta Trust with Mr. Bacarella. Prior to joining the Adviser, Mr. Detloff was an analyst for Amoco Corp. from 1987 to 1996. He received his Bachelor's Degree in Accounting from Northern Illinois University and his MBA from the University of Illinois.



The Statement of Additional Information provides additional information about the portfolio managers' compensation, additional accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.


<Page 6>

                            OTHER INFORMATION

Monetta Fund uses "Monetta" in its name by license from the Adviser and would be required to stop using that name if Monetta Financial Services, Inc. ceases to be the Adviser. The Adviser has the right to use the name for other enterprises, including other investment companies.

Promotional Activities

From time to time, the Adviser may undertake various promotional activities with the view to increasing the assets or the number of shareholder accounts of the Fund.

Best Execution and Soft Dollar Disclosure

The Adviser seeks the best combination of net price and execution in selecting broker-dealers to execute portfolio transactions for the Fund. Under Section 28(e) of the Securities Exchange Act of 1934, an Adviser can redeem and make use of soft dollar trading credits to pay for research services, assuming "best execution" from the broker/dealer. The Adviser uses soft dollar credits by trading primarily through electronic trading systems such as Instinet or Bridge
(IOE) and credits are used to pay primarily for such research services as Bloomberg, First Call, O'Neil database and daily pricing services. The Fund may also use soft dollars to pay for Fund operating expenses such as legal, audit, tax preparation, proxy and printing as provided for by Rule 6-07 under Regulation S-X. The Adviser may use soft dollars from the Fund's securities transactions to acquire research services or products that are not directly useful to the Fund and that may be useful to the Adviser in advising other funds within the same complex. To secure best execution, the adviser uses a combination of limit and/or market orders. For additional information on Directed Brokerage Agreements and best execution, please see the Statement of Additional Information.

Legal Proceedings

On February 26, 1998, the Securities and Exchange Commission (the "Commission") issued an order instituting public administrative cease-and-desist proceedings entitled "In the Matter of Monetta Financial Services, Inc., et al." (File No. 3-9546) against Monetta Financial Services, Inc., Robert S. Bacarella, Richard
D. Russo, William M. Valiant, and Paul W. Henry. The action generally alleged that the defendants violated Section 17(a) of the Securities Act of 1933,
Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder, and Section 206(1) and (2) of the Investment Advisers Act of 1940, because they failed to disclose that securities issued by third parties in initial public offerings in 1993 were allocated partly to Messrs. Russo, Valiant, and Henry, who were either Trustees or Directors of publicly-traded mutual funds advised by the Adviser, and partly to the mutual fund and other clients of the Adviser. All the defendants contested the action and on March 27, 2000, the Securities and Exchange Commission's administrative law judge issued an initial decision in these proceedings, finding that the defendants had violated the foregoing provisions, and that Mr. Henry had violated Section 17(j) of the Investment Company Act of 1940 and Rule 17j-1 thereunder by not timely reporting his initial public offering transactions, and ordering remedial sanctions, including cease and desist orders, censures, temporary suspensions and payment of civil money penalties. Mr. Henry was ordered suspended from association with any registered investment company for 30 days, to cease and desist from committing or causing violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, to disgorge $10,187.50 and pay prejudgment interest on this amount, and to pay a civil penalty of $10,000. The orders with respect to Mr. Henry became final on April 18, 2000. Monetta Financial Services, Inc., Mr. Bacarella and Mr. Russo appealed the Administrative Law Judge's decision to the Commission. On June 9, 2003, the Commission issued an opinion and order dismissing all charges with respect to Mr. Russo. With respect to Monetta Financial Services, Inc. and Mr. Bacarella, the Commission dismissed all charges other than the charge under Section 206(2) of the Investment Advisers Act of 1940.

<Page 7>

As to that charge, the Commission found that Monetta violated Section 206(2), and that Mr. Bacarella aided and abetted Monetta's violation. On June 13, 2003, the Commission entered an Order Granting Partial Stay of its June 9, 2003 order, pending appeal. On November 30, 2004, the United States Court of Appeals for the Seventh Circuit ruled that all charges against Mr. Bacarella be vacated. While they agreed that Monetta Financial Services, Inc. (MFS), violated Section 206(2), they found that the sanctions imposed were excessive and ruled as follows: "We, therefore, vacate the SEC's order imposing sanctions and the portion of the SEC's opinion which reasons that sanctions are appropriate, and we remand to the Commission for reconsideration in a manner consistent with this opinion of the sanctions imposed against MFS." A copy of Commission's June 9, 2003 opinion can be found on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV/LITIGATION/OPINIONS/33-8239.HTM. A copy of the Seventh Circuit's November 30, 2004 ruling can be found on their website at http://www.ca7.uscourts.gov/op3.fwx case number 03-3073.

Initial Public Offering (IPO's) Disclosure

The Fund may participate in the IPO market and a portion of the Fund's returns may be attributable to its investments in IPO's. Investments in IPO's could have a magnified impact on a fund with a small asset base.
There is no guarantee that as the Fund's assets grow, it will continue to experience similar performance by investing in IPO's. IPO allocation to the Fund is based primarily on the portfolio managers' discretion to participate in such IPO's and other investment considerations.


Anti-Money Laundering Compliance

In compliance with the USA Patriot Act of 2001, please note that the Fund's Transfer Agent will verify certain information on your account application as part of the Fund's Anti-Money Laundering Compliance Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a post office box will not be accepted.

The Fund and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or the Distributor may request additional information from you to verify your identity and source of funds. If at any time the Fund believes an investor may be involved in suspicious activity, or if certain account information matches information on government lists of suspicious persons, it may choose not to establish a new account or may be required to "freeze" a shareholder's account. It may also be required to provide a government agency or another financial institution with information about transactions that have occurred in a shareholder's account, or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund or the Distributor to inform the shareholder that it has taken the actions described above.

Privacy Notice

In order to provide the products and services of the Monetta Family of Funds, we may collect nonpublic personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information. This Privacy Notice explains certain steps we have taken to ensure the privacy of nonpublic personal information of individuals protected by privacy regulations issued pursuant to the Gramm-Leach-Bliley Financial Modernization Act.

We may collect nonpublic personal information about you from the following sources: (a) information that you provide us on applications and other forms;
(b) information that we generate to service your account, such as account statements; and (c) information that we may receive from third parties.

<Page 8>

We may disclose nonpublic personal information about you to certain nonaffiliated third party financial service providers, such as financial institutions that offer credit cards. We may also disclose nonpublic personal information about you to nonaffiliated third parties as permitted or required by law, including transfer agents and mailing services. We may disclose all of the information we collect, as described above, to companies that perform services on our behalf or to other financial institutions with which we have joint marketing agreements.

If you prefer that we not disclose nonpublic personal information about you to certain nonaffiliated third parties, you may opt out of such disclosures, except for any disclosures permitted or required by law. If you wish to opt out of such disclosures to nonaffiliated third parties, you may call us toll-free at 1-800-MONETTA (1-800-666-3882), e-mail us at OPTOUT@MONETTA.COM or mail your request to Monetta Funds, Attn: OPTOUT Dept., P.O. Box 4288, Wheaton, IL 60189.

We restrict access to your nonpublic personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic personal information.

We reserve the right to revise our privacy policies and practices. However, we will not disclose your personal nonpublic information (except as described in this Privacy Notice or as required or permitted by law) without giving you the chance to opt out of such disclosures.


Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities, and information on how the Fund voted those proxies during the most recent 12-month period ended June 30, is available without charge, upon request, by calling us at 1-800-MONETTA. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Disclosure of Portfolio Holdings Policies and Procedures

The Fund publicly discloses all portfolio holdings (and related analytical information) as of the most recent month-end on the Fund's website, generally within 10 days of month-end. A complete description of the policies and procedures regarding the Fund's disclosure of portfolio holdings may be found in the Fund's Statement of Additional Information. The Fund's complete portfolio holdings as of the most recent month-end and a copy of the complete Portfolio Holdings Policies and Procedures are available on our website at www.monetta.com.

Summary of Business Continuity Plan

We are committed to ensuring seamless service and uninterrupted business coverage for all shareholders in the event of an unexpected business disruption. The Monetta Fund, the Adviser, and the Administrator have adopted and regularly review a shared Business Continuity Plan designed to recover their critical business functions in the event of a severe business disruption.

All shareholder data and records are housed and maintained by the Fund's transfer agent, U.S. Bancorp Fund Services, LLC ("USB"), in Milwaukee, Wisconsin. Additionally, all fund transactions (including purchases, redemptions and exchanges) are made exclusively through USB.


In the event of any disruptive occurrence that would adversely affect USB's primary facilities, USB has developed a comprehensive business continuity plan that is designed to ensure that USB can continue to carry out its obligations on behalf of the Monetta Fund and their shareholders.




<Page 9>

                  (This Page is Left Intentionally Blank)


<PAGE 10>
                                 Monetta Fund
                             Shareholder's Manual


This section provides you with:

  - Fund Reference Information                    13
    (Ticker Symbol, Fund Code)

  - How To Purchase Fund Shares                   16

  - How To Redeem Fund Shares                     18

  - Dividends, Distributions and Federal Taxes    20

  - How The Net Asset Value is Determined         21

  - Shareholder Services                          21

  - Tax-Sheltered Retirement Plans Available      23


The various account policies, procedures and services may be modified or discontinued without shareholder approval or prior notice.

<Page 11>


                    (This Page is Left Intentionally Blank)



<Page 12>






                   FUND REFERENCE INFORMATION SUMMARY


                                             FUND        TICKER        LISTING          INCOME DIVIDEND
ENTITY /FILE No          FUND NAME           No.                       NAME
Monetta Fund, Inc.       Monetta             9           MONTX         Monetta          Annually (if any)
811-4466


Capital Gains Distribution, if any, are normally paid in November.

MINIMUM INVESTMENT:
Initial Investment:  $1,000
Subsequent Investments: No Minimum

Automatic Investment Plan:
     -Initial Investment: $250
     -Subsequent Investment: $25 per month

Payroll Deduction Plan

RETIREMENT PLANS AVAILABLE:
Individual Retirement Accounts: Regular, Roth, Coverdell Savings Account (formerly Education IRA), and Simple

INTERNET SITE:
www.monetta.com


<Page 13>

                        SHAREHOLDER INFORMATION SUMMARY

                           Purchase of Fund Shares

                                New Account           Existing Account                  Exchange
* By Telephone:                                       With a bank transfer however,     With telephone exchange
1-800-241-9772                  N/A                    your financial institution must  privilege, you may
8 a.m. to 7 p.m.                                      be an ACH member (minimum of      exchange shares between
(Central Time)                                        $25).                             the Monetta Fund and any
                                                                                        fund of the Monetta
                                                                                        Trust (minimum of
                                                                                        $1,000, $5.00 fee).

* By Mail:                      Enclose a signed and   Enclose your check with an       Enclose written
Monetta Funds                   completed application  investment slip (see your        instructions to exchange
c/o U.S. Bancorp Fund           form with a check      current account statement) or a  your shares between the
Services, LLC                   payable to Monetta     signed letter indicating your    Monetta Fund and any
P.O. Box 701                    Fund.                  name, address and account        fund of the Monetta
Milwaukee, WI                                          number.                          Trust.
53201-0701

*By Overnight Delivery:
Monetta Funds
c/o U.S. Bancorp
Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202

Note: The Fund does not
consider the U.S. Postal
Service or other independent
delivery services to be its
agents.

* By Wire:                      N/A                   Deliver the following wire        N/A
Call the Transfer Agent at 1-                         instructions to your bank:
800-241-9772 to notify them                           U.S. Bank, N.A.
that you intend to purchase                           777 E. Wisconsin Ave
shares by wire and to verify                          Milwaukee, WI 53202
wire instructions.                                    ABA No.075000022
                                                      Acct No.112-952-137
                                                      Further Credit:
                                                      Fund Name
                                                      Your Name
                                                      Your Monetta Account No.


The above information is provided in summary form for your convenience; please refer to each respective section of this manual for details.

<Page 14>

                    SHAREHOLDER INFORMATION SUMMARY

                        Redemption of Shares


                                          New Account   Existing Account                Exchange

* By Telephone:                           N/A           With telephone redemption       With telephone exchange
1-800-241-9772                                          privilege, you may redeem       privilege, you may
8 a.m. to 7 p.m.                                        shares from your account.       exchange shares between
(Central Time)                                          The funds will be sent          the Monetta Fund and any
                                                        directly to you or a            fund of the Monetta Trust
                                                        designated financial            (minimum of $1,000, $5.00
                                                        institution.                    fee).

                                                        With a bank transfer,
                                                        however, your financial
                                                        institution must be an ACH
                                                        member (minimum of $25).

* By Mail:                                N/A           Enclose signed written          Enclose written
Monetta Funds                                           instructions, including         instructions to exchange
c/o U.S. Bancorp Fund Services, LLC                     account number, amount or       your shares between the
P.O. Box 701                                            number of shares (redemptions   Monetta Fund and any fund
Milwaukee, WI                                           of $50,000 or more require a    of the Monetta Trust.
53201-0701                                              signature guarantee).

By Overnight Delivery:
Monetta Funds
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Note: The Fund does not consider
the U.S. Postal Service or other
independent delivery services to be
its agents.

* By Wire:                                N/A           Available through pre-          Available through pre-
                                                        established broker dealer       established broker dealer
                                                        agreements.                     agreements.



<Page 15>


                         How to Purchase Fund Shares

You may purchase shares of the Fund by telephone (if you have the ACH plan), by check, by wire (into an existing account only), or by exchange from your account in the Government Money Market Fund. Your initial investment in the Fund must be at least $1,000. There is no minimum additional investment amount. The Fund has a minimum account balance of $1,000. If you are purchasing shares to be held by a tax-sheltered retirement plan sponsored by the Adviser, you must use special application forms that you can obtain by calling the Fund at 1-800-MONETTA. Your purchase order must be received by the Fund's Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central time) to receive the net asset value calculated on that day. Orders received after the close will receive the next calculated net asset value. Initial purchases by an individual shareholder cannot be made by telephoning or faxing an application to the Fund or the Transfer Agent.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund's Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-800-241-9772 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.



Purchase by Telephone - Existing Accounts Only

By using the Fund's telephone purchase option, you may move money from your bank account to your Fund account at your request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. The option will become effective approximately 15 business days after the application form is received. Subsequent investments may be made by calling 1-800-241-9772. If your order is placed with the Transfer Agent prior to the close of regular trading on a given date, your shares will be purchased on that date. Most transfers are completed within one business day. If money is moved by ACH transfer, you will not be charged by the Fund for these services. The minimum amount that can be transferred by telephone is $25. The Fund reserves the right to modify or remove the ability to purchase shares by telephone at any time.


Purchase by Check

To purchase shares of the Fund by check, complete and sign the Share Purchase Application included in this Prospectus and return it, with a check payable to MONETTA FUND. Applications will not be accepted unless accompanied by payment. Additional purchases by check may be made at any time by mailing a check payable to MONETTA FUND together with the detachable form from a prior account statement or a letter indicating the account number to which the subsequent purchase is to be credited and the name(s) of the registered owner(s).

Payment should be made by check, payable in U.S. dollars, drawn on a U.S. bank, savings and loan, or credit union. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts less than $10,000. Also, to prevent check fraud, the Fund will not accept U.S. Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. Although the Fund does not normally allow shareholder account funding by cashier's checks or third-party checks, it may allow such funding in the following instances: (i) IRA rollovers, (ii) trusts, (iii) gifts, or (iv) business accounts. In each instance, proper measures should be taken to guard against money laundering. All checks should be made payable to MONETTA FUND. If your order to purchase shares is canceled because your check does not clear, you will be responsible for a $25.00 return item fee and any resulting loss incurred by the Fund.


<PAGE 16>


Purchase by Wire

Shares may also be purchased by wire transfer of funds into an existing account only. Before wiring funds, call the Transfer Agent at 1-800-241-9772 to ensure prompt and accurate handling of your account. Your bank may charge you a fee for sending the wire. The Fund will not be responsible for the consequences of any delays, including delays in the banking or Federal Reserve wire systems.

Purchase by Exchange

You may purchase shares by exchange of shares from any fund in the Monetta Trust. Before you decide to make an exchange, you must obtain the current prospectus for the Monetta Trust. Restrictions apply; please review the information under "How to Redeem Shares - By Exchange."

Purchase through Intermediaries

You may also purchase (and redeem) shares through brokers, agents or other institutions (intermediaries) who have entered into selling agreements with the Fund's distributor. Investors may be charged a fee by the intermediary and may set their own initial and subsequent investment minimums. If you purchase shares through an intermediary, it will be responsible for promptly forwarding your order to the Fund's Transfer Agent. In some cases, the Fund and the Adviser may enter into arrangements with such intermediary by which the Fund may pay up to 0.25% of the value of shares purchased through that intermediary, to compensate it for distribution and other related services provided to those shareholders. Any payments by the Fund would be pursuant to its Service and Distribution Plan. The Adviser, from its own resources, may pay additional amounts to such intermediaries to the extent not available through the Service and Distribution Plan.

Conditions of Purchase

The purchase order is considered to have been placed when it is received in proper form by the Transfer Agent or by an authorized sub-transfer agent. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Fund reserves the right not to accept any purchase order that it determines not to be in the best interest of the Fund or of the Fund's Shareholders. Election of the Telephone Exchange Privilege authorizes the Fund and the Transfer Agent to tape-record instructions to purchase. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may have a risk of such loss if reasonable procedures were not used. The Fund also reserves the right to waive or change the investment minimums for any reason. The Fund does not issue certificates for Fund shares because of the availability of the telephone exchange and redemption privileges.

Market Timing

The Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of shares in our Funds. The Funds do not permit market timing or other abusive trading practices. Excessive, short-term (market timing) or other abusive trading practices may disrupt portfolio management strategies and harm performance of the Funds. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order from any investor we believe has a history of abusive trading or whose trading, in our judgement has been or may be disruptive to the Funds. In making this judgement, we may consider trading done in multiple accounts under common ownership or control. These policies and procedures are applied consistently and uniformly to all of the Monetta shareholders.


Although Monetta does not knowingly permit market timing of our Funds, we receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated through these intermediaries. We rely on the intermediaries to have procedures in place to assure that our policies are followed.

<Page 17>


The Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of shares in our Funds. You will be permitted to make up to four (4) round trip exchanges per calendar year (a round trip is an exchange out of one Fund into another Fund, and then back again). Monetta may temporarily or permanently terminate the exchange privilege of any person or group, if Monetta believes that the purchase will be harmful to existing shareholders or inconsistent with our market timing policies and procedures.


                         How to Redeem Fund Shares

Redemption for Cash

In Writing. You may redeem all or part of the shares in your account, without charge, by sending a written redemption request "in good order" to the Transfer Agent. A redemption request will be considered to have been received in good order if the following conditions are satisfied:

(1) The request must be in writing, indicating the number of shares or dollar amount to be redeemed and the shareholder's account number;

(2) The request must be signed by the shareholder(s) exactly as the shares are registered;

(3) The signature(s) on the written redemption request must be guaranteed if the shares to be redeemed have a value of $50,000 or more or the redemption proceeds are to be sent to an address other than your address of record.

(4) Corporations and associations must submit, with each request, a form of acceptable resolution; and

(5) Other supporting legal documents may be required from organizations, executors, administrators, Trustees, or others acting on accounts not registered in their names.

Shares may not be redeemed by facsimile.

Signature Guarantee. A signature guarantee of each owner is required in the following situations:

   .  If ownership is changed on your account
   . When redemption proceeds are sent to a different address than that registered on the account
   . If the proceeds are to be made payable to someone other than the account's owner(s)
   . Any redemption transmitted by federal wire transfer to a bank other than the bank of record
   . If a change of address request has been received by the Transfer Agent within the last 15 days
   .  For all redemptions of $50,000 or more from any shareholder account


The guarantor must be a bank, member firm of a national securities exchange, savings and loan association, credit union, or other entity authorized by state law to guarantee signatures. A notary public may not guarantee signatures.
The signature guarantee must appear on the written redemption request (the guarantor must use the phrase "signature guaranteed" and must include the name of the guarantor bank or firm and an authorized signature).

By Telephone. You may redeem shares having a value up to $50,000 by calling the Transfer Agent at 1-800-241-9772, if telephone redemption is available for your account. To reduce the risk of a fraudulent instruction, proceeds of telephone redemptions may be sent only to the shareholder's address of record or to a bank or brokerage account designated by the shareholder, in writing, on the purchase application or in a letter with the signature(s) guaranteed. The Fund reserves the right to record all telephone redemption requests.

By ACH Transfer. Redemption proceeds can be sent to your bank account by ACH transfer. You can elect this option by completing the appropriate section of the purchase application. If money is moved by ACH transfer, you will not be charged by the Fund for these services. There is a $25 minimum per ACH transfer. Typically, funds are credited to your bank account within three business days.

<Page 18>

If an investor elects to receive distributions and dividends in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received.

Redemption by Exchange

By writing (without charge) to, or by telephoning (for a fee; currently $5) the Transfer Agent, you may exchange all or any portion of your shares of the Fund for shares of any fund in the Monetta Trust. Before you decide to make an exchange, you must obtain the current prospectus for the Monetta Trust.

The Board of Directors has adopted policies and procedures with respect to the frequent purchases and redemption of shares in our Funds.
You will be permitted to make up to four (4) round trip exchanges per calendar year (a round trip is an exchange out of one Fund into another Fund, and then back again). Monetta may temporarily or permanently terminate the exchange privilege of any person or group, if Monetta believes that the purchase will be harmful to existing shareholders or inconsistent with our market timing policies and procedures.


An exchange transaction is a sale and purchase of shares for Federal income tax purposes and may result in a recognizable capital gain or loss. The registration of the Monetta Trust account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made. Unless you have elected to receive your dividends in cash, on an exchange of all shares, any accrued unpaid dividends will be invested on the next business day in the Monetta Trust fund to which you exchange. An exchange may be made by following the redemption procedure described above, except that a signature guarantee normally is not required.


To use the Telephone Exchange Privilege to exchange between your Monetta Fund account and your Monetta Trust account in the amount of $1,000 or more, call 1-800-241-9772 before 3:00 p.m. Central Time. The Fund's Transfer Agent imposes a charge (currently $5.00) for each Telephone Exchange. The general redemption policies apply to redemption of shares of Telephone Exchange. The Fund reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons, or to terminate the Privilege in its entirety. Because such a step would be taken only if the Board believes it would be in the best interests of the Fund, the Fund expects to provide Shareholders with prior written notice of any such action unless it appears that the resulting delay in the suspension, limitation, modification, or termination of the Telephone Exchange Privilege would adversely affect the Fund. If the Fund was to suspend, limit, modify, or terminate the Telephone Exchange Privilege, a shareholder expecting to make a Telephone Exchange might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange.

When you exchange shares through a dealer, you may be charged a service fee or commission for each transaction.

Redemption Price

The redemption price will be the net asset value per share of the Fund next determined after receipt by the Transfer Agent of a redemption request in good order. This means that your redemption request (including a telephone exchange request) must be received in good order by the Transfer Agent before the close of regular session trading on the New York Stock Exchange (ordinarily 3:00 p.m. Central Time) to receive the net asset value calculated that day. The principal value and return on your investment will fluctuate and on redemption, your shares may be worth more or less than your original cost.

<Page 19>

General Redemption Policies

You may not cancel or revoke your redemption request once instructions have been received and accepted. The Fund cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone the Fund if you have any question about requirements for a redemption before submitting your request. If you wish to redeem shares held by one of the tax-sheltered retirement plans sponsored by the Adviser, special procedures for those plans apply. See "Tax-Sheltered Retirement Plans." If you request payment of redemption proceeds by wire, you must pay the cost of the wire (currently $15.00).

Your redemption request must be sent to the Transfer Agent. If a redemption request is sent directly to the Fund, it will be forwarded to the Transfer Agent and will receive the redemption price next calculated after receipt by the Transfer Agent. If you redeem shares through an investment dealer, the dealer will be responsible for promptly forwarding your request to the Fund's Transfer Agent. The Fund generally pays proceeds of a redemption no later than seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check, the Fund may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected.

During periods of volatile economic and market conditions, you may have difficulty placing your redemption or exchange by telephone, which might delay implementation of the redemption or exchange. Use of the Telephone Redemption or Exchange Privilege authorizes the Fund and the Transfer Agent to tape-record all instructions to redeem shares. Reasonable procedures are used to confirm that instructions received by telephone are genuine, such as requesting personal identification information that appears on your application and requiring permission to record the conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may have a risk of such loss if reasonable procedures were not used.

Because of the relatively high cost of maintaining smaller accounts, if for any reason, including general stock market declines, your balance falls below $1,000 and you are not enrolled in the AIP, you will be given 30 days' notice to reestablish the minimum balance or sign up for the AIP. If you do not respond to the notice within the stated time period, Monetta reserves the right to sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day Monetta closes your fund position.

               Dividends, Distributions, and Federal Taxes

The Fund declares and pays income dividends, if any, at least annually.
Capital gains, if any, are distributed by the Fund at least annually. Distributions of the Fund are automatically reinvested in additional shares of the Fund unless you elect payment in cash. Cash dividends can be sent to you by check or deposited directly into your bank account. Call the Transfer Agent at 1-800-241-9772 for more information and forms to sign up for direct deposit.


The Fund reserves the right to reinvest the proceeds and future distributions in additional Fund shares at the current net asset value if checks mailed to you for distributions are returned as undeliverable or not presented for payment within six months. If you elect to have dividends and/or capital gains paid in cash, the Funds will automatically reinvest all distributions under $10 in additional shares of the Fund.


The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and, thus, not be subject to Federal income taxes on amounts it distributes to Shareholders.


<Page 20>

The Fund will distribute all of its net income and gains to Shareholders. Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term gains, regardless of the length of time you have held your shares in the Fund. Distributions will be taxable to you whether received in cash or reinvested in shares of a fund. You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you. If you purchase shares shortly before a record date for a distribution, you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for Federal income tax purposes, your original cost would continue as your tax basis.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold Federal income tax, at the then current rate ("backup withholding"), from dividend, capital gain, and redemption payments to you. Your dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income. These certifications are contained in the Share Purchase Application, which you should complete and return when you make your initial investment.

                      Determination of Net Asset Value

The purchase and redemption price of the Fund's shares is its net asset value per share. The net asset value of a share of the Fund is determined as of the close of trading on the New York Stock Exchange (currently 3:00 p.m. Central
Time) by dividing the difference between the values of the Fund's assets and liabilities by the number of shares outstanding. This is referred to as "net asset value per share," which is determined as of the close of regular session trading at the New York Stock Exchange on each day on which that exchange is open for trading.

Valuation

Equity securities held in the Fund's portfolios are generally valued at their market prices. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. In cases when quotations for a particular security are not readily available or the quote is determined not to represent fair value, the Adviser calculates a fair value of the security under procedures established by the Board. A security's fair value price may result in a price that may be significantly different than its opening price the next day. Further, the use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.



                             Shareholder Services

Reporting to Shareholders

You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of the Fund, as well as periodic statements detailing distributions made by the Fund. In addition, you will receive semi-annual and annual reports showing the portfolio holdings of the Fund and annual tax information. To eliminate unnecessary duplication and demonstrate respect for our environment, we may deliver a single copy of most financial reports and prospectuses to investors who share an address, even if the accounts are registered under different names. Shareholders may request duplicate copies free of charge.

<Page 21>

Certain Account Changes

Investors who wish to make a change in their address of record, a change in investments made through an automatic investment plan, or a change in the manner in which dividends are received may do so by calling the Transfer Agent at 1-800-241-9772.


Automatic Investment Plan

The Fund has an Automatic Investment Plan that permits an existing Shareholder to purchase additional shares of the Fund (minimum $25 per transaction) at regular intervals. Under the Automatic Investment Plan, shares are purchased by transferring funds from a Shareholder's checking or savings account in an amount of $25 or more designated by the Shareholder. At your option, the account designated will be debited and shares will be purchased on the date elected by the shareholder. Payroll deduction is available for certain qualifying employers; please call 1-800-MONETTA for further information. If the date elected by the Shareholder is not a business day, funds will be transferred the next business day thereafter. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated. To establish an Automatic Investment Plan, complete Sections C and D and sign Section G of the Shareholder Purchase Application included in this Prospectus and send it to the Transfer Agent. You may cancel this privilege or change the amount of purchase at any time by calling 1-800-241-9772 or by mailing instructions to the Transfer Agent. The change will be effective five business days following receipt of your notification by the Transfer Agent. The Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated. However, a $25.00 fee will be imposed by the Transfer Agent if sufficient funds are not available in the Shareholder's account at the time of the automatic transaction.


Systematic Exchange Plan

The Fund offers a Systematic Exchange Plan whereby a Shareholder may automatically exchange shares (in increments of $1,000 or more) of the Fund into shares of any fund of the Monetta Trust on any day, either monthly or quarterly. Before you decide to make an exchange, you must obtain the current prospectus for the Monetta Trust. For additional information and a Systematic Exchange Plan form, please call the Transfer Agent at 1-800-241-9772. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial advisor to determine the tax consequences of participation.

Systematic Withdrawal Plan

The Fund offers a Systematic Withdrawal Plan for Shareholders who own shares of the Fund worth at least $10,000 at current net asset value. Under the Systematic Withdrawal Plan, a fixed sum (minimum $500) will be distributed at regular intervals (on any day, either monthly or quarterly). In electing to participate in the Systematic Withdrawal Plan, investors should realize that, within any given period, the appreciation of their investment in the Fund may not be as great as the amount withdrawn. A Shareholder may vary the amount or frequency of withdrawal payments or temporarily discontinue them by notifying the Transfer Agent at 1-800-241-9772. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or defined contribution retirement plans. For additional information or to request an application, please call 1-800-241-9772.

<Page 22>


                       Tax-Sheltered Retirement Plans

The Adviser offers various tax-sheltered retirement plans. Please call 1-800-MONETTA for booklets describing the following programs and the forms needed to establish them:

Individual Retirement Accounts (IRAs) for employed individuals and their non-employed spouses.

Coverdell Savings Account (formerly Education IRA), providing tax-free earnings growth and tax-free withdrawals for certain higher education expenses (contributions not deductible).

Roth IRA, providing tax-free earnings growth and tax-free withdrawals with certain greater flexibility than Traditional IRAs (contributions not deductibles).

Savings Incentive Match Plans (Simple-IRAs) permitting employers to provide retirement benefits, including salary deferral, to their employees using IRAs and minimizing administration and reporting requirements.

<Page 23>

                           FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years through December 31st for each year shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request and incorporated by reference into the Statement of Additional Information.



                              Monetta Fund

                                  2004        2003         2002         2001           2000
Net asset value, beginning
  of period                        $10.252      $7.885       $9.296       $11.779        $22.711

Income From Investment Operations

Net investment income                0.012      (0.052)      (0.056)       (0.013)        (0.021)

Net gains or losses on
  securities (both realized
  and unrealized)                    0.139       2.419       (1.355)       (2.470)        (3.911)

Total from investment
  operations                         0.151       2.367       (1.411)       (2.483)        (3.932)

Less Distributions

  Dividends (from net
  investment income)                (0.012)      0.000        0.000         0.000         (0.095)

  Distributions (from capital
  gains)                             0.000       0.000        0.000         0.000         (6.905)

Return of Capital                    0.000       0.000        0.000         0.000          0.000

Total distributions                 (0.012)      0.000        0.000         0.000         (7.000)

Net asset value, end of
  period                            $10.391    $10.252       $7.885        $9.296        $11.779

Total return                         1.49%      30.08%      (15.27%)      (21.05%)       (15.97%)

Ratios/Supplemental Data

Net assets, end of period
  ($ millions)                       $58.2       $64.1        $56.4         $74.1         $103.4

Ratio of expenses to
  average net assets-Gross(a)       1.60%        1.81%        1.80%         1.55%          1.32%

Ratio of expenses to
  average net assets-Net            1.43%        1.60%        1.65%         1.49%          1.32%

Ratio of net investment
  income to average net assets      0.12%       (0.59%)      (0.66%)       (0.12%)        (0.09%)


Portfolio turnover rate            385.8%       427.7%       609.1%        469.5%         353.8%

(a) Gross ratios reflect fees paid indirectly.

The per share ratios are calculated using the weighted average number of shares outstanding during the period, except for distributions, which are based on shares outstanding at record date.

<Page 24>


(Outside Back Cover)

ADDITIONAL INFORMATION

Distributed By Quasar Distributors, LLC
*Annual and Semi-Annual Reports
*Statement of Additional Information

The Annual and Semi-Annual Reports contain more detailed information about the Fund's investment strategies and market conditions that significantly affected performance during the most recent fiscal year.

The Statement of Additional Information (SAI) provides detailed information about the Fund and is incorporated by reference into this Prospectus, making the SAI a legal part of this Prospectus.

Information about the Fund, including these reports, can be obtained without charge (except where noted) upon request.


*By Telephone                    1-800-MONETTA
                                 1-800-684-3416 (TDD)

*In Person or by mail            1776-A South Naperville Road
                                 Suite 100
                                 Wheaton, IL  60187-8133

*By Internet                     www.monetta.com or www.sec.gov

*By e-mail                       info@monetta.com

*From the SEC                    The SEC's Public Reference in Washington, DC.  For information on the operation of the Public Reference Room, call (202) 942-
                                 8090.  Additional copies of this information can be obtained, for a duplicating fee, by electronic request at
                                 publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


INVESTMENT COMPANY ACT FILE NO:   Monetta Fund 811-4466

Monetta Fund
1776-A South Naperville Road, Suite 100
Wheaton, IL  60187-8133






                                    STATEMENT OF ADDITIONAL INFORMATION
                                                            May 1, 2005



MONETTA FAMILY OF MUTUAL FUNDS
1776-A SOUTH NAPERVILLE ROAD, SUITE 100
WHEATON, IL 60187

(1-800-MONETTA)

WWW.MONETTA.COM

MONETTA FUND, INC.

MONETTA TRUST, INCLUDES THE FOLLOWING SERIES:

    .  MONETTA SELECT TECHNOLOGY FUND

    .  MONETTA MID-CAP EQUITY FUND

    .  MONETTA BLUE CHIP FUND

    .  MONETTA BALANCED FUND

    .  MONETTA INTERMEDIATE BOND FUND

    .  MONETTA GOVERNMENT MONEY MARKET FUND







This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Monetta Fund's Prospectus and the Monetta Trust's Prospectus, each dated May 1, 2005, both of which are incorporated by reference into this SAI and may be obtained from the Fund and the Trust at the above phone number or address.

This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI and is also available, without charge, at the above phone number or address.

                               TABLE OF CONTENTS


                                                                PAGE

THE FUNDS' HISTORY...............................................  3

INFORMATION ABOUT THE FUNDS......................................  3

      Investment Guidelines......................................  3
      Investment Strategies and Risks............................  4
      Investment Restrictions.................................... 12
      Name Policy................................................ 13
      Proxy Voting Policy........................................ 14

DISCLOSURE OF PORTFOLIO HOLDINGS ................................ 14

DIRECTORS, TRUSTEES AND OFFICERS................................. 15

SIGNIFICANT SHAREHOLDERS......................................... 21

SERVICE PROVIDERS................................................ 21

      Investment Adviser, Sub-Adviser Portfolio Manager and
           Administrator........................................  22
      Distributor...............................................  26
      Transfer Agent and Custodian..............................  26
      Legal Counsel.............................................  27
      Registered Independent Public Accounting Firm.............  27

DISTRIBUTION OF MONETTA TRUST SHARES - RULE 12b-1 PLAN..........  27

CODE OF ETHICS..................................................  28

BROKERAGE ALLOCATION............................................  28

CAPITAL STOCK...................................................  32

SHAREHOLDER SERVICES............................................  33

TAXATION OF THE FUNDS...........................................  34

PERFORMANCE INFORMATION.........................................  34

FINANCIAL STATEMENTS............................................  38

APPENDIX I - FIXED INCOME SECURITIES RATINGS....................  39

APPENDIX II - PROXY VOTING POLICY...............................  41


<PAGE 2>


THE FUNDS' HISTORY

Monetta Fund, Inc. is an open-end, diversified management investment company that was organized in 1985 as a Maryland corporation. The inception date of the Monetta Fund is 05/06/86.

Monetta Trust is also an open-end, diversified management investment company that was organized as a Massachusetts Trust in 1992. The following funds are each a series of Monetta Trust:

                                                    INCEPTION DATE

  Monetta Select Technology Fund                       02/01/97
     (formerly Small-Cap Fund through 12/02/01)

  Monetta Mid-Cap Equity Fund                          03/01/93

  Monetta Blue Chip Fund                               09/01/95
     (formerly Large-Cap Fund through 12/02/01)

  Monetta Balanced Fund                                09/01/95

  Monetta Intermediate Bond Fund                       03/01/93

  Monetta Government Money Market Fund                 03/01/93


INFORMATION ABOUT THE FUNDS

INVESTMENT GUIDELINES
The investment objectives of the Monetta Fund and each series of the Monetta Trust (the "Funds"), as stated in the Prospectus, differ principally in the types of securities selected for investment and the relative importance each fund places on growth potential, current income and preservation of capital as considerations in selecting investments. Each fund's investment objective is a fundamental policy, which may not be changed without the approval of a majority of the outstanding voting securities of that fund. This means that the approval of the lesser of (i) 67% of the fund's shares present at a meeting, if more than 50% of all of the shares outstanding are present or (ii) more than 50% of all of the fund's outstanding shares is required.

Since each of the Funds are registered under the Investment Company Act of 1940 as diversified, open-ended investment companies, each fund agrees that it will not own more than 5% of its total assets (valued at the time of investment) in a single issue security. This applies only to 75% of the total assets. That is to say that if it does own more than 5% of its total assets in individual securities, the total of those over 5% cannot exceed 25%.

The Intermediate Bond Fund also may invest in debt securities (including those convertible into or carrying warrants to purchase common stocks or other equity interests and privately placed debt securities), preferred stocks, and marketable common stocks that Monetta Financial Services, Inc. (the "Adviser") considers likely to yield relatively high income in relation to cost. Equity securities acquired by conversion or exercise of a warrant will be sold by the fund as soon as possible. The Bond Fund will not invest more than 20% of its assets in debt securities rated below investment grade or, if unrated, determined by the Adviser to be of comparable credit quality.

Within the restrictions outlined here, and in the Prospectuses, the Adviser has full discretion on the investment decisions of the Funds.

<PAGE 3>


INVESTMENT STRATEGIES AND RISKS
The following is a detailed description, along with associated risks, of the various securities that some or all of the Funds may invest in.

EQUITY SECURITIES
Common stocks represent an equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term. The securities of smaller companies, as a class, have had periods of favorable results and other periods of less favorable results compared to the securities of larger companies as a class. Stocks of small to mid-sized companies tend to be more volatile and less liquid than stocks of large companies. Smaller companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

CASH MANAGEMENT
For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

DEBT SECURITIES
In pursuing its investment objective, each fund may invest in debt securities of corporate and governmental issuers. The risks inherent in debt securities depend primarily on the term and quality of the obligations in a fund's portfolio as well as on market conditions. A decline in the prevailing levels of interest rates generally increases the value of debt securities, while an increase in rates usually reduces the value of those securities. As a result, interest rate fluctuations will affect a fund's net asset value but not the income received by a fund from its portfolio securities.* In addition, if the bonds in a fund's portfolio contain call, prepayment or redemption provisions, during a period of declining interest rates these securities are likely to be redeemed and a fund will probably be unable to replace them with securities having a comparable yield. There can be no assurance that payments of interest and principal on portfolio securities will be made when due.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt Securities."


_______________
*Yields on debt securities available for purchase by a fund vary over time; no specific yield on shares of a fund can be assured.

<PAGE 4>


CONVERTIBLE SECURITIES
Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures, is redeemed or the holder elects to exercise the conversion privilege.

The value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature and is generally referred to as its investment value. The investment value of the convertible security will typically fluctuate inversely with changes in prevailing interest rates.

However, at the same time, the convertible security will be influenced by its conversion value, which is the market value of the underlying common stock that would be obtained upon conversion. Conversion value fluctuates directly with the price of the underlying common stock.

By investing in convertible securities, a fund obtains the right to benefit from the capital appreciation potential in the underlying stock, upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Convertible securities purchased by a fund are frequently rated investment grade. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher quality convertible securities and may be more thinly traded due to such securities being less well known to investors than either common stock or conventional debt securities.

GOVERNMENT SECURITIES
U.S. government securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. government securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. government securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by

<PAGE 5>


GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S. government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. government securities or corporate debt obligations. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. government securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the fixed income funds reinvest the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term

<PAGE 6>


securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the fund is not guaranteed and will fluctuate with the value of the fund's portfolio. Generally when the level of interest rates rise, the value of the fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the fund's investment in government securities is likely to rise.

The fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES
The convertible securities, bonds and other debt securities in which the fund may invest may include high-yield, high-risk debt securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service ("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix I for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Bond Ratings."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.
The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the fund to dispose of particular issues and may cause the fund to incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

<PAGE 7>


LENDING OF PORTFOLIO SECURITIES
Subject to certain restrictions (see section "Information About the Funds"), the Funds may lend their portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents, maintained on a current basis, in an amount at least equal to the market value of the securities loaned by these funds. These funds would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral.
These funds would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. These funds would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in the Adviser's judgment, a material event requiring a Shareholder's vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, these funds could experience delays in liquidating the loan collateral and/or recovering the loaned securities and losses, including possible decline in the value of the collateral or in the value of the securities loaned during the period while seeking to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period and expenses of enforcing its rights.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
The Balanced Fund, Intermediate Bond Fund and Government Money Market Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a fund enters into the commitment, the securities may be delivered and paid for 30 days or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the Adviser deems it advisable for investment reasons. At the time a fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis, assets of the fund having a market value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of this investment strategy may increase net asset value fluctuation.

REPURCHASE AGREEMENTS
A repurchase agreement is a sale of securities to a fund in which the seller (a bank or broker-dealer believed by the Adviser to be financially sound) agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund could experience delays in both liquidating the underlying securities and losses, including the possible decline in the value of the collateral during the period while seeking to enforce its rights thereto, possible below-normal levels of income and lack of access to income during this period and expenses of enforcing its rights.

OPTIONS ON SECURITIES AND INDICES
The Balanced Fund and the Intermediate Bond Fund may purchase and sell put and call options on securities and indices, enter into interest rate and index futures contracts and options on futures contracts.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call), or sell to (put), the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying

<PAGE 8>


security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specific multiplier for the index option (an index is designed to reflect specific facets of a particular financial or securities market, a specific group of financial instruments or securities or certain economic indicators).

A fund will write call options and put options only if they are "covered."
This means, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, assets having a value at least equal to that amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a fund expires, the fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, the fund realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when a fund elects to do so. A capital gain or loss will be realized from a closing purchase transaction if the cost of the closing option is less or more than the premium received from writing the option. If the premium received from a closing sale transaction is more or less than the premium paid to purchase the option, the fund will realize a capital gain or loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index and the time remaining until the expiration date.

A put or call option purchased by a fund is an asset of the fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.

There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation between these markets causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or expected events.

There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

<PAGE 9>


If trading were suspended in an option purchased or written by a fund, the fund would not be able to close out the option. If restrictions on exercise of options were imposed, a fund might be unable to exercise an option it had purchased.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
The Balanced Fund and the Intermediate Bond Fund may use interest rate futures contracts, index futures contracts and options on such futures contracts. An interest rate, index or option on a futures contract provides for the future sale by one party, and purchase by another party, of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering a number of indices (including, but not limited to, the S&P 500 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to U. S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional types of futures contracts will be developed and traded.

Either fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indices, as discussed above. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.

In the case of a put option, the opposite is true. Either fund may use futures contracts to hedge against, or increase its exposure to, fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of that fund's securities or the price of the securities that that fund intends to purchase. Although other techniques may be used to reduce or increase a fund's exposure to stock price, interest rate and currency fluctuations, a fund may be able to achieve its desired exposure more efficiently and cost effectively by using futures contracts and futures options.

The Balanced Fund and the Intermediate Bond Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, Board of Trade or similar entity or quoted on an automated quotation system. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure desired. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, futures options and the related securities, technical influences in futures and futures options trading and differences between the securities market and the securities underlying the standard contracts available for trading. In the case of index futures contracts, for example, the composition of the index including the issuers and the weighting of each issue, may differ from the composition of either fund's portfolio. In the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in either fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment

<PAGE 10>


and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the daily limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

There can be no assurance that a liquid market will exist at a time when either fund seeks to close out a futures or futures option position. The Balanced Fund and the Intermediate Bond Fund may be exposed to possible loss on a position during such an interval and would continue to be required to meet margin requirements until the position was closed. In addition, many of the types of contracts discussed above are relatively new instruments with no significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

<PAGE 11>


INVESTMENT RESTRICTIONS
THE MONETTA FUND AND EACH OF THE SERIES OF FUNDS IN THE TRUST operates under the following investment restrictions:

1) The Funds, except for the Government Money Market Fund, may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, with respect to 75% of the value of a fund's total assets, except that this restriction does not apply to U.S. Government Securities;

The Government Money Market Fund may not invest more than 5% of its total assets (valued at the time of investment) in securities of a single issuer, except that this restriction does not apply to (i) U.S. Government securities or (ii) repurchase agreements;

2) The Funds may not acquire securities of any one issuer, that at the time of investment, represent more than 10% of the outstanding voting securities of the issuer;


3) The Funds may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to U.S. government securities or, for the Government Money Market Fund, to repurchase agreements (for purposes of this Restriction, any repurchase agreements must be collateralized by U.S. government securities);


4) The Funds may not make loans, but this restriction shall not prevent the Funds from buying bonds, debentures or other debt obligations that are publicly distributed or privately placed with financial institutions, investing in repurchase agreements or lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan*);

The above restriction shall not prevent the Government Money Market Fund from purchasing U.S. government securities or entering into repurchase agreements;

5) The Funds may not borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's total assets at the time of borrowing, provided that the fund will not purchase additional securities when its borrowings exceed 5% of total assets;

The Balanced Fund and the Intermediate Bond Fund also may borrow money in connection with transactions for options, futures and options on futures;

6) The Funds may not underwrite the distribution of securities of other issuers except insofar as it maybe deemed to be an "underwriter" for purposes of the Securities Act of 1933 on disposition of securities subject to legal or contractual restrictions on resale;**

7) The Funds may not purchase and sell real estate or interests in real estate, although the Funds may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

_________________
*Although they have the power to do so, the Balanced Fund and the Intermediate Bond Fund do not intend to lend portfolio securities.
**The Funds do not currently intend to invest in restricted securities.

<PAGE 12>


8) The Funds may not purchase and sell commodities or commodity contracts, except the Balanced Fund and the Intermediate Bond Fund may enter into futures and options on futures;

9) The Funds may not make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions in connection with transactions in options, futures, and options on futures;

The Balanced Fund and the Intermediate Bond Fund may make margin purchases of securities for contracts on options, futures and options on futures;

10) The Funds may not sell securities short or maintain a short position, except securities that the fund owns or has the right to acquire without payment of additional consideration;

11) The Funds may not issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Each of the above-noted restrictions is "fundamental." In addition, the Funds are subject to a number of restrictions that may be changed by the Board of Directors of the Fund and Board of Trustees of the Trust, respectively, without Shareholders' approval. Under these non-fundamental restrictions, a fund may not:

1) Invest in companies for the purpose of management or the exercise of control;

2) Invest more than 5% of its total assets (valued at time of investment) in securities of issuers with less than three years' operation, including any predecessors;

3) Acquire securities of other registered investment companies, except in compliance with the Investment Company Act of 1940 and any applicable state laws;

4) Invest more than 10% of its net assets (valued at the time of such investment) in illiquid securities, including repurchase agreements maturing in more than seven days.

Name Policy
Under normal market conditions, measured at time of investment:

The Select Technology Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of technology-related companies that the Adviser believes to be leading companies in the technology sector. (Technology-related companies include companies principally engaged in offering, using, or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The primary industries within the technology sector include software, hardware, Internet-related business, computer services, telecommunications, fiber optics and semi-conductor manufacturing and equipment. The Adviser determines whether a company is a technology company by consulting Bloomberg<reg-trade-mark> and other relevant third party sources);

The Mid-Cap Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in companies with market capitalization between $1 billion and $10 billion;

<PAGE 13>


The Blue Chip Fund invests at least 80% if its net assets, plus any borrowings for investment purposes, in blue chip companies with market capitalizations of $10 billion and higher ("Blue chip" companies include large, well-established companies, with track records of stable earnings and/or dividend growth and a reputation for high quality brands, management and/or products, that are included in, or similar in size to those included in, the Standard and Poor's 500 Composite Stock Index); and

The Intermediate Bond Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds, which include a variety of debt securities, including corporate bonds and notes, government securities and securities backed by mortgages or other assets. In addition, the fund expects that the dollar-weighted average life of its portfolio will be between 3 and 10 years.

The Government Money Market Fund invests only in securities issued or guaranteed by the U.S. Government or its agencies maturing in less than thirteen months.

In the event that market fluctuations or shareholder actions cause a fund's investments to fall below Name Policy limits, the fund would act to remedy the situation as promptly as possible, normally within three business days. The fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject the fund to losses or unreasonable risks of loss.

The Trust's funds will mail to their respective shareholders a notice at least sixty (60) days before any series of the Trust changes its name or name policy.

Proxy Voting Policy
The Board of Directors of the Fund and the Board of Trustees of the Trust have delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Funds' Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Boards, and which are found in Appendix II.

Monetta Fund, Inc. and Monetta Trust are the only fiduciary clients of the Adviser.

Any material changes to the proxy policies and procedures will be submitted to the Boards for approval. The Boards will be supplied with a summary quarterly report of each fund's proxy voting record.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Boards have adopted policies and procedures relating to disclosure of the Funds' portfolio securities. All of the policies and procedures adopted by the Boards, and all disclosures related to the Funds' portfolio securities made pursuant to those policies and procedures, were adopted and are made with the best interests of the Funds' shareholders in mind. It is the policy of the Adviser to protect the confidentiality of Funds' holdings and prevent the selective disclosure of non-public information concerning the Funds.

Each Fund's complete portfolio holdings is posted on the Funds' website as of the end of each calendar month, generally within 10th day of month-end. There are numerous mutual fund rating and ranking service companies, such as Morningstar and Lipper that regularly analyze the portfolio holdings of mutual funds. They then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. The Funds will not distribute month-end

<PAGE 14>


portfolio holdings to such companies prior to posting the information on its website.


Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons ONLY IF such information has been previously publicly disclosed.

The policies and procedures further prohibit the Funds or any other person from paying or receiving any compensation or consideration of any type for the purpose of obtaining such information. "Consideration" includes any agreement to maintain assets in a Fund or any other investment company or account managed by the Adviser or any of its affiliated persons.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds' custodian and auditors. Portfolio holdings may also be disclosed to other service providers to the Funds, including pricing services, portfolio management and trading systems.

Notwithstanding anything in the policies to the contrary, the Funds' Boards and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the policies. Further, the policies may not be waived, or exceptions made, without the written consent of the Funds' Chief Compliance Officer. All waivers and exceptions involving any of the Funds will be disclosed to the Funds' Boards no later than its next regularly scheduled quarterly meeting.

Nothing contained in the policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law.

The Funds' Boards must approve all material amendments to the policies.



                            MANAGEMENT OF THE FUNDS


DIRECTORS, TRUSTEES AND OFFICERS

The following table lists the Board of Directors of the Monetta Fund and Trustees of the Monetta Trust. The Board of Directors and Board of Trustees supervise the business and management of the Fund and the Trust, respectively. The Boards approve all significant agreements between the Fund and the Trust and those companies that furnish services to the Fund and the Trust.

The individuals marked by an asterisk (*) are considered interested persons (as defined in the Investment Company Act of 1940) as a result of their affiliation with various entities, including the Monetta Fund, the Adviser and the Monetta Trust.

<PAGE 15>


The business address for each Director, Trustee and Officer listed below is 1776-A South Naperville Road, Suite 100, Wheaton, IL 60187. Each Director and/or Trustee, as the case may be, serves until his or her retirement, resignation, death, or removal.



Name,              Position(s)          Year Service        Principal               Number of          Other
Address and Year   Held with            Began               Occupation(s) During    Portfolios in Fund Directorships Held by
of Birth           Fund                                     Past                    Complex Overseen   Director
                                                            5 Years                 by Director

INDEPENDENT DIRECTORS/TRUSTEES:

John L. Guy (1952) Director             1998                Executive Director,             7          None
                   Trustee              1993                Wachovia Corp.
                                                            (formerly First Union
                                                            Nat'l Bank), Business
                                                            Banking, General Bank
                                                            Group, since Nov. 1999;
                                                            President, Heller Small
                                                            Business Lending Corp.
                                                            (formerly Heller First
                                                            Capital Corp.), May
                                                            1995 to Nov. 1999.

Marlene Z. Hodges  Director             2001                CFO, Abraham Lincoln            7          None
(1948)             Trustee              2001                Center since March
                                                            2003; Director of
                                                            Finance Sears, Roebuck
                                                            & Co., from 1970
                                                            retired Nov. 2001.

Mark F. Ogan       Director             1988                Sr. Vice President &            7          Director, JMI-USA,
(1942)             Trustee              1993                Chief Operating                            Inc.; Director,
                                                            Officer, Rand McNally &                    Montini Catholic
                                                            Company, since July                        High School.
                                                            2003;
                                                            President, DuPage
                                                            Capital Management,
                                                            Ltd., since April 1995.




Name,              Position(s)             Year             Principal                   Number of        Other
Address and Year   Held with               Service          Occupation(s) During Past   Portfolios in    Directorships Held
of Birth           Fund                    Began            5 Years                     Fund Complex     by Director
                                                                                        Overseen by
                                                                                        Director

INSIDE ("INTERESTED") DIRECTORS/TRUSTEES*:

Robert S.          Principal Executive                      Chairman, Chief Executive            7         Wheaton Police
Bacarella*         Officer,                                 Officer and President of                       Pension Board 1994
(1949)             Fund and Trust          2002             Adviser since April 1997;                      to 2001;
                                                            Chairman and Chief Executive
                   Director and President,                  Officer of Adviser, 1996 to                    Lisle Chamber of
                   Fund                    1985             1997; President of Adviser,                    Commerce Board.
                                                            1984 to 1996; Director of
                   Trustee and President,                   Adviser since 1984.
                   Trust                   1993



John W. Bakos*     Director                1985             Division Placement Manager,          7         None
(1947)             Trustee                 1996             Sears, Roebuck & Co. since
                                                            1969.


OTHER OFFICERS:

Maria Cesario      Chief Compliance                         For the Adviser:                     -         None
DeNicolo           Officer, Fund and Trust 2004             Chief Compliance Officer and
(1949)                                                      Asst. Treasurer since Oct.
                   Principal Financial                      2004; Director since 1995;
                   Officer, and Principal                   Secretary since 1996; Chief
                   Accounting Officer,                      Financial Officer, 1997 to
                   Fund and Trust          2002 to 2004     2004; Treasurer, 1996 to
                                                            2004.
                   Chief Financial
                   Officer,                1998 to 2004     For Ambassador Funds:
                                                            Chief Compliance Officer
                   Treasurer                                since 2004; Chief Financial
                     Fund                  1993 to 2004     Officer and Treasurer, 2003-
                                                            2004
                     Trust                 1994 to 2004
                                                            For the Sub-Adviser:
                                                            Chief Compliance Officer
                   Secretary                                since 2004.
                     Fund                  1998
                     Trust                 1993             President of Fund Services
                                                            Group, LLC since July 2003.

                   Director, Fund &
                   Trustee, Trust          2001 to 2003


Christina M.       Assistant Secretary,                     For the Adviser:                     -         None
Curtis             Fund and Trust          1996             Chief Financial Officer and
(1962)                                                      Treasurer since 2004;
                                                            Assistant Secretary since
                                                            1996;

                                                            Treasurer of Fund Services
                                                            Group, LLC since July 2003.

Timothy Detloff    Fund and Trust:                          Portfolio Manager for the            -         None
(1959)             Vice President          1999             Fund and the Trust since
                                                            January 1998.
                   Assistant Treasurer     2000             Vice President of Adviser
                                                            since 1999.

Lynn H. Waterloo   Fund and Trust:                          Accountant for Fund                  -         None
(1957)             Principal Financial                      and Trust, 1998 to
                   Officer, and Principal                   2003;
                   Accounting Officer      2004
                                                            Secretary of Fund Services
                   Chief Financial Officer 2004             Group since 2003.




None of the Directors or Trustees received or accrued any compensation such as pension or retirement benefits.

<PAGE 17>


The following table sets forth compensation paid by the Monetta Fund and the Monetta Trust to their respective Directors and Trustees during the year ended December 31, 2004:

                                                                               Pension or Benefits   Total Compensation
                                                                               Accrue as part of     from Fund Complex Paid
Name of Person, Position     Aggregate Compensation  Aggregate Compensation    fund Expenses         to Directors
                                   from Fund              from Trust*
Robert S.
Bacarella, Pres.,
Director/Trustee(1)                  $0                     $0                       $0                     $0

John W. Bakos,
Director/Trustee(1)                 750                    750                        0                  1,500

John L. Guy,
Director/Trustee                  2,500                  2,500                        0                  5,000

Marlene Z. Hodges
Director/Trustee                  2,000                  2,000                        0                  4,000

Mark F. Ogan,
Director/Trustee                  2,500                  2,500                        0                  5,000

*The aggregate compensation paid by the Trust to each Trustee is allocated as a percent of Net Assets among each series of the Trust.

(1) Directors and/or Trustees who are interested persons, including all employees of the Adviser, receive no compensation from the Fund or the Trust. Compensation reflected above is for the period of January through December 2004 and was paid by the Adviser.

(2) The Monetta Fund Complex consists of the Monetta Fund, Inc. and the series of funds of the Monetta Trust. Neither the Monetta Fund nor the Monetta Trust offers any retirement or deferred compensation benefits to the members of the Boards of Directors/Trustees.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS/TRUSTEES

Audit Committee

The Fund and Trust have an Audit Committee, which is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund and the Trust. The Audit Committee also holds discussions with management and with the Registered Independent Public Accounting Firm concerning the scope of the audit and the auditor's independence. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met twice during calendar year 2004. The Audit Committee operates under a written charter.


Nominating Committee
The Nominating Committee was created in 2000 and is comprised entirely of independent Directors and Trustees. Mark Ogan and John Guy currently sit on the Nominating Committee. The Nominating Committee meets as often as deemed appropriate by the members. The Nominating Committee did not meet during calendar year 2004. The Fund and the Trust do not elect directors or trustees annually, since each director or trustee serves until retirement, removal, resignation or death. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors and Board of Trustees, and reviews and makes recommendations concerning the compensation of the independent Directors and Trustees. The Nominating Committee does not have a charter. When the Boards determine to seek a candidate to become a director or trustee, the Committee will review men or women of proven character and talents who qualify as an independent director or trustee. The specific talents sought by the Committee will depend on perceived needs at the time the

<PAGE 18>


vacancy arises. The Committee has the authority to retain third parties that may receive compensation for identifying or evaluating candidates. When the Boards seek a candidate, the Committee may consider recommendations of qualified candidates from a variety of sources, including other directors or trustees (including non-interested directors or trustees) and shareholders. Shareholders may propose nominees by writing to the Nominating Committee, in care of the Secretary of the Monetta Fund and Monetta Trust, at 1776-A South Naperville Road, Suite 100, Wheaton, Illinois 60187.

Executive Committee
The Executive Committee, which includes Robert Bacarella, John Bakos and effective February 7, 2005 Marlene Hodges, meets between meetings of the Boards and is authorized to exercise all of the Boards' powers. In particular, the Executive Committee meets to review and make recommendations concerning pricing of the Fund's or Trust's portfolio securities when a particular security cannot be properly valued. The Executive Committee met twelve times during calendar year 2004, all via telephone conference.

Compensation Committee
Neither the Fund nor the Trust has a Compensation Committee.

DIRECTORS' AND TRUSTEES' FUND HOLDINGS
As of December 31, 2004, the Directors and Trustees had invested the following amounts in the Fund, the Trust and in all funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,000-100,000 and over $100,000:

                                                                                            Total Invested in All
NAME                    MONETTA FUND               MONETTA TRUST                            Funds*
Robert S.               over $100,000              Select Technology                        over $100,000
Bacarella                                            Fund over $100,000
                                                   Mid-Cap Fund over $100,000
                                                   Blue Chip Fund $1-10,000
                                                   Balanced Fund over $100,000
                                                   Bond Fund over $100,000
                                                   Gov't Money Market
                                                     Fund $10,001-50,000

John W. Bakos           None                       Select Technology Fund $1-10,000         $10,001-50,000
                                                   Mid-Cap Fund None
                                                   Blue Chip Fund $10,001-50,000
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None

John L. Guy             $1-10,000                  Select Technology Fund None              $1-10,000
                                                   Mid-Cap Fund $1-10,000
                                                   Blue Chip Fund None
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None

Marlene Z. Hodges       None                       Select Technology Fund None              None
                                                   Mid-Cap Fund None
                                                   Blue Chip Fund None
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None

Mark F. Ogan            $1-10,000                  Select Technology Fund None              $1-10,000
                                                   Mid-Cap Fund $1-10,000
                                                   Blue Chip Fund None
                                                   Balanced Fund None
                                                   Bond Fund None
                                                   Gov't Money Market Fund None


*Total invested in all funds is the aggregate dollar range of investments in all seven funds overseen by each individual Director and Trustee and managed by the Adviser.

<PAGE 19>


No director who is not an interested person of the Funds, nor immediate family members, owns beneficially or of record securities of the Trust's or Fund's investment adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with the above listed companies.

Directors' and Trustees' Affiliations and Transactions
None of the independent Directors and Trustees (or their immediate family members) own any securities issued by the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. Robert Bacarella and John Bakos own shares of the Adviser and are considered inside Directors and Trustees.

None of the independent Directors and Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the independent Directors or Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Monetta Fund, Monetta Trust, any series of the Monetta Trust, an officer of the Monetta Fund or the Monetta Trust, any fund or hedge fund managed by the Adviser, or the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

None of the officers of the Monetta Fund's or Monetta Trust's investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Director or Trustee (or their immediate family members) served as an officer.

<PAGE 20>


SIGNIFICANT SHAREHOLDERS

At March 31, 2005, the Adviser of the Monetta Trust owned 9,887 shares of the Select Technology Fund and 11,216 shares of the Balanced Fund, which represented 4.92% and 3.08%, respectively, of the issued and outstanding shares of beneficial interest.

Shares of the Fund and Trust owned, as a group, by the Adviser, Trustees and Officers, as of March 31, 2005, were as follows:


                                                 ADVISER
                                          TRUSTEES & OFFICERS

                                        SHARES           % OF FUND
Monetta Fund                            62,925               1.18%
Select Technology Fund                  36,081              17.96%
Mid-Cap Fund                            33,599               3.49%
Blue Chip Fund                           9,158               3.49%
Balanced Fund                           23,226               6.37%
Intermediate Bond Fund                  50,894               5.40%
Government Money Market Fund           145,436               5.70%


The share ownership for the Trustees and Officers as a group includes the following shares owned by the Adviser over which Mr. Bacarella exercises voting control: 9,887 shares of the Select Technology Fund and 11,216 shares of the Balanced Fund. The share ownership for the Trustees and Officers as a group does include the following shares held in a 401(k) Plan for the employees of MFSI for which Mr. Bacarella is the Trustee of the plan and has voting control: 15,352 shares of the Monetta Fund; 6,853 shares of the Select Technology Fund; 18,826 shares of the Mid-Cap Fund; 2,890 shares of the Blue Chip Fund; 8,554 shares of the Balanced Fund; 824 shares of the Intermediate Bond Fund; and 112,421 shares of the Government Money Market Fund.

Ownership of a significant percentage of the outstanding shares of the Select Technology Fund reduces the number of other shares that must be voted in accordance with the Adviser's vote to approve or disapprove any proposal requiring the approval of the Shareholders of the Trust or of the Fund.


The following table sets forth as of March 31, 2005, the name and holdings of each person known by the Funds to be a record owner of more than 5% of the outstanding shares of the respective fund. Other than as indicated below, the Funds are not aware of any shareholder who beneficially owns more than 5% of the Funds' total outstanding shares. Monetta Mid-Cap Fund: 9.5% U.S. Bank N.A. Cust, Virgil Pontarelli, IRA; 5.3% Carl C Greer Trust. Monetta Trust Intermediate Bond Fund: 5.3% Robert S. Bacarella. Monetta Gov't Money Market Fund: 9.9% Richard-Midway Funeral Home, Profit Sharing Plan. Monetta Select Technology
Fund: 6.7% Robert S. Bacarella and Kathleen A Bacarella JTWROS. The above accounts should be addressed: C/O Monetta Financial Services, Inc., 1776-A South Naperville Rd. Suite 100 Wheaton, IL 60187. Monetta Balanced Fund: 8.1% Lehman Brothers, Inc., 70 Hudson Street, 7{th} Floor Jersey City, NJ 07302-4585.


SERVICE PROVIDERS

The Funds utilize the services of various providers to conduct the daily activities of the Funds. Each of the service providers described below fulfills a specific function and is necessary to ensure the efficient operation to the Funds.

<PAGE 21>


INVESTMENT ADVISER, PORTFOLIO MANAGERS, SUB-ADVISER AND ADMINISTRATOR

The investment adviser for the Monetta Fund and Monetta Trust is Monetta Financial Services, Inc., ("MFSI"). Under separate Investment Advisory Agreements, dated December 3, 2001, the Adviser provides various services to the Monetta Fund and Monetta Trust. A description of the responsibilities of the Adviser appears in the "Management" section of the Prospectus. The Adviser's affiliate, Fund Services Group, LLC ("FSG"), provides administrative services to the Monetta Fund and Monetta Trust. FSG is 45.5% owned by Monetta Financial Services, Inc. and 45.5% owned by Ambassador Capital Management, LLC (sub-adviser to Monetta Trust). The remaining 9% is owned by the employees of Fund Services Group, LLC. Administrative/accounting fees charged by FGS may be paid by the Funds to the extent permitted under the Advisory Agreements dated December 3, 2001.


Robert S. Bacarella owns 76.7% of the outstanding voting stock of the Adviser. John W. Bakos owns 2.2%, and Maria C. De Nicolo owns 1.1% of the outstanding voting stock of the Adviser.

For the services provided to the Funds, the Adviser is paid a monthly fee based on a percentage of the average net assets of each fund. Investment management fees paid by each fund, for the fiscal years ended December 31, 2004, 2003 and 2002, are as follows:

                                    Investment Management Fees

 FUND                               2004          2003          2002
 Monetta Fund                     $557,112     $ 569,974     $ 616,712
 Monetta Trust-
   Select Technology Fund           12,962        14,163        14,788
   Mid-Cap Fund                     55,847        53,975        50,696
   Blue Chip Fund                   13,340        15,270        17,501
   Balanced Fund                    16,723        17,831        21,219
   Intermediate Bond Fund           44,985        84,894       102,700
   Government Money Market Fund      8,436         9,698        10,480


Investment management fees waived for the Intermediate Bond Fund and the Government Money Market Fund, for the fiscal years ended December 31, 2004, 2003 and 2002, are as follows:

                                         Waived Fees

 FUND                                2004         2003        2002
 Intermediate Bond Fund             $ -0-       $   -0-     $   -0-
 Government Money Market Fund       8,436        9,698       10,480

In addition, the Adviser voluntarily reimbursed fund expenses as follows:

                                    Expenses Reimbursed

 FUND                                2004         2003        2002
 Select Technology Fund             $  -0-      $ 4,355     $40,495
 Blue Chip Fund                        -0-        4,275      37,805
 Government Money Market Fund       23,284       19,828      10,383

<PAGE 22>


Portfolio Managers

Other Accounts Managed. The portfolio managers of the Adviser do not manage portfolios other than those of the Monetta Fund and Monetta Trust. The Adviser's only clients are the Investment Companies.

Compensation. Following is a description of the structure of, and method used to determine the compensation received by the funds' portfolio managers or management team members from the Funds, the Adviser or any other source with respect to managing the Funds and any other accounts for the fiscal year ended December 31, 2004.



Name of                                                                    Method Used to Determine Compensation
Portfolio                    Form of              Source of                 (Including Any Differences in Method
Managers                   Compensation          Compensation                Between Account Types)

Robert S. Bacarella        Salary/Bonus          Monetta                   Robert S. Bacarella receives
                                                 Financial Services, Inc.  compensation that is a combination of salary and a bonus based on the profitability of
                                                                           Monetta Financial Services, Inc., the
                                                                           Adviser.

Timothy R. Detloff         Salary/Bonus          Monetta                   Timothy R. Detloff receives
                                                 Financial Services, Inc.  compensation that is a combination of salary and a bonus based on the profitability of
                                                                           Monetta Financial Services, Inc., the
                                                                           Adviser.

The dollar range of shares beneficially owned, for the year ended
December 31, 2004 are as follows:

Robert S. Bacarella
         Monetta Fund $500,001 - $1,000,000
         Monetta Trust-
            Select Technology Fund $100,001 - $500,000
            Mid-Cap Equity Fund $100,001 - $500,000
            Blue Chip Fund $1 - $10,000
            Balanced Fund $100,001 - $500,000
            Intermediate Bond Fund $500,001 - $1,000,000
            Gov't Money Market Fund $10,001 - $50,000

Timothy Detloff
         Monetta Trust
            Gov't Money Market Fund is $50,001-$100,000


Sub-Adviser
The investment sub-adviser for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund is Ambassador Capital Management LLC. Under a separate Investment Sub-Advisory Agreement, dated December 3, 2001, with the Adviser, the Sub-Adviser provides investment services for the Intermediate Bond Fund, the Government Money Market Fund and the fixed-income portion of the Balanced Fund. The sub-advisory fee is paid by the Adviser out of its advisory fee. The Sub-Adviser will be paid at the following annual rate:

Fund                              Asset Level               Fee

Monetta Intermediate Bond Fund    In excess of $30 million  0.10%
Monetta Gov't Money Market Fund   In excess of $30 million   (A)
Monetta Balanced Fund             In excess of $30 million  0.10%(B)

<PAGE 23>


(A) Currently, the Adviser has elected voluntarily to waive the advisory fee subject to review and possible termination by the Adviser at the beginning of each quarter. Should the Adviser elect not to waive the fee, the Adviser will pay the Sub-Adviser 20% of the fee charged to the Monetta Government Money Market Fund for net assets in excess on $30 million.

(B) Applies only to the fixed-income portion of the portfolio, which at December 31, 2004 represented approximately 40% of the portfolio.


The Adviser, from its management fee, paid the Sub-Adviser the following fees:

                                      2004        2003        2002
Monetta Intermediate Bond Fund      $ -0-       $ -0-        $ 679
Monetta Balanced Fund                 -0-         -0-          -0-
Monetta Gov't Money Market Fund       -0-         -0-          -0-

FOR THE PERIOD ENDING DECEMBER 31, 2004, AMBASSADOR CAPITAL
MANAGEMENT HAD TOTAL ASSETS UNDER MANAGEMENT OF $349 MILLION,
WHICH INCLUDED $189 MILLION FOR THE AMBASSADOR MONEY MARKET FUND,
A REGISTERED INVESTMENT COMPANY.


A description of the Sub-Adviser appears in the "Management" section of the Monetta Trust's Prospectus.


Approval of the Advisory and Sub-Advisory Agreements

The Directors and Trustees, including the Independent Directors and Independent Trustees, regularly review, among other issues:

(i) arrangements in respect of the distribution of the Monetta Fund and Monetta Trust's shares,
(ii) the allocation of the Fund and the Trust's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund and Trust expenses and to pay for research and other similar services,
(iii) the Adviser's management of the relationships with the Monetta Fund and Monetta Trust's third party providers, including custodian and transfer agents,
(iv) the resources devoted to and the record of compliance with the Monetta Fund and Monetta Trust's investment policies and restrictions and with policies on personal securities transactions, and
(v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

In the August 2001 Board meeting, the Boards considered the initial approval of the current Advisory Agreements with Monetta Financial Services, Inc. Based on their evaluation of all material factors (summarized in the May 1, 2003 Statement of Additional Information) and assisted by the advice of independent counsel, the Directors, Trustees, Independent Directors and Independent Trustees concluded that the new Advisory Agreements were fair and reasonable and that they should be approved. The shareholders of the Fund and the Trust approved the advisory agreements on December 3, 2001, with an initial term of not more than two years.

On November 8, 2004, the Board of Trustees and Board of Directors, including all of the Independent Trustees and Independent
Directors, considered an annual renewal of the advisory agreements. During the November 2004 meeting, the Boards reviewed information specifically relating to the existing advisory agreements. The materials included:

(i)   information on the investment performance of the Monetta
      Fund and each series of the Monetta Trust compared against a peer group of funds,
(ii)  sales and redemption data for the Monetta Fund and Monetta
      Trust,
(iii) information concerning the expenses the Monetta Fund and of each ries of the Monetta Trust compared against a peer group of funds, and
(iv)  the Adviser's operations and financial condition.

<PAGE 24>


The Boards conducted an in-depth review of the comparative fund data provided to them, as well as the profitability of the Adviser with respect to the Funds. Before approving renewal of the advisory agreements, the Boards reviewed the agreements and considered a number of factors including, without limitation, materials regarding the Adviser which were previously provided to the Boards, the management and advisory needs of the funds, the nature, extent and quality of services provided by the Adviser, profitability of the Adviser, economies of scale, comparative management fee structures for other mutual funds of comparable size and employing comparable investment strategies to those of the funds, comparative performance of the funds, comparative expense ratios of the funds, net assets under management with the Adviser, total management fees received by the Adviser, the funds' brokerage policies, the Adviser's compliance policies and procedures, and ownership and control of the Adviser.

In particular, the Independent Directors and Trustees noted that the performance figures reflect a positive turnaround for the equity funds managed by the Adviser. It was also noted that the total expense ratio for the larger funds in the complex-the Monetta Fund and Intermediate Bond Fund-was slightly better (lower) than average among similar funds, but that the ratios for the smaller equity funds in the Monetta Trust were higher than average. The Adviser's representatives discussed the reasons for the expense ratios in the smaller Trust funds, including the small size of the funds, certain fixed expenses, and higher transfer agency costs. The Adviser reported on the results of certain initiatives implemented in December 2003,to cut or control these expenses, including the redemption of smaller shareholder accounts balances. Also discussed was the management fee paid to the Adviser compared to funds of comparable size. The Adviser reported that as a result of the sales load added to the Trust in November of 2003, the ranking for the Intermediate Bond Fund was significantly lower. The Trustees approved the Trust reverting back to a no-load complex, as reported in the 497 filing dated December 1, 2004. The Independent Directors and Trustees also reviewed summary profitability data from the Adviser, observed that with the exception of the Intermediate Bond Fund, the total complex asset levels seem to have stabilized, and noted that the Adviser currently was reporting a breakeven profitability with the Funds; the resources of the Adviser and its personnel were also discussed. The Independent Directors and Trustees expressed their concern about the high expense ratios of some of the smaller Trust funds, and encouraged the Adviser to continue to pursue appropriate expense reduction strategies.


As a result of this review, the Boards (including by a separate vote of the Independent Directors of the Monetta Fund and Independent Trustees of the Monetta Trust) determined to renew the advisory agreements for another year, and noted that the agreements would be reviewed for continuation prior to December 3, 2005. After review of the performance of the Bond Fund, Money Market Fund and bond portion of the Balanced Fund, the Board of Trustees of the Trust determined that the sub-advisory agreement with Ambassador Capital Management LLC should be continued.

Approval of Advisory Fees and Expenses

In their approval of the advisory fees and other expenses to be paid under the funds' advisory contracts, the Boards considered the following factors: (i) the management and advisory needs of the funds; (ii) the nature and quality of the services provided by the Adviser in relation to the fee paid; (iii) the profitability to the Adviser (including an analysis of the Adviser's cost of providing services); (iv) whether the Adviser is enjoying economies of scale and is sharing the benefits of such economies with fund shareholders; (v) whether comparative expense ratios and fee rates are higher or lower than those of other funds; and (vi) whether the fall-out benefits to the Adviser from managing a fund (i.e. indirect revenues to the Adviser attributable in

<PAGE 25>


some way to the existence of a fund, including administration revenues to an affiliate of the Adviser). The Boards' determinations on a fund-by-fund basis are listed below.

MONETTA FUND: The Monetta Fund's performance and expenses are satisfactory.

BLUE CHIP FUND, MID-CAP FUND AND TECHNOLOGY FUND: These Funds have higher expenses (primarily due to the low asset levels) and generally lower performance than the Boards would like to see.

MONEY MARKET FUND: The Money Market Fund's expenses and performance are acceptable.

INTERMEDIATE BOND FUND: The Intermediate Bond Fund's performance and expenses are acceptable.

BALANCED FUND: The Balanced Fund's performance is lower than the Board expects, but the expenses of the Fund are acceptable.


DISTRIBUTOR
Effective May 1, 2002, the shares of each fund are offered for sale on a continuous basis through Quasar Distributors, LLC, ("Distributor"), a registered broker-dealer, pursuant to written Distribution Agreements with the Monetta Fund and the Monetta Trust. Prior to May 1, 2002, the Funds were distributed through Funds Distributor, Inc. The agreements with Quasar are initially for a period of two years and will then continue from year to year, provided such continuance is approved annually (i) by a majority of the Board members or by a majority of the outstanding voting securities of each fund and (ii) by a majority of the Board members who are not parties to the Agreements or interested persons of any such party. There are no sales commissions or charges directly to shareholders of the Monetta Fund, and for the Monetta Fund, the Adviser pays all the fees and expenses of the Distributor.

As agent, the Distributor offers shares of the Monetta Fund to investors at net asset value, without sales commissions or other sales load. The Distributor offers all of the Funds' shares only on a best-efforts basis.

The distribution of shares for each fund of the Monetta Trust is discussed below.

Quasar Distributors, LLC's principal business location is 615 East Michigan Street, Milwaukee, WI 53202.

TRANSFER AGENT AND CUSTODIAN
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, acts as the transfer agent and U.S. Bank, N.A., 425 Walnut Street, 6th floor, Cincinnati, Ohio, 45201 is the custodian for the Funds. It is responsible for holding all securities and cash of the Funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds and performing other administrative duties, all as directed by authorized persons of the Funds. The custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds. The Funds have authorized the custodian to deposit certain portfolio securities in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase from, or sell securities to, the custodian.

<PAGE 26>


LEGAL COUNSEL
The legal counsel for the Monetta Fund and the Monetta Trust is Seyfarth Shaw LLP (formerly D'Ancona & Pflaum LLC), 55 E. Monroe
Street, Suite 4200, Chicago, Illinois 60603.


REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
The Registered Independent Public Accounting Firm for the Funds is KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601. The Registered Independent Public Accounting Firm reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' income tax returns and performs other professional accounting, auditing, and tax services when engaged to do so by the Funds.


DISTRIBUTION OF MONETTA TRUST SHARES - RULE 12B-1 PLAN

Distribution Plans. Each of the funds of the Monetta Trust has adopted Service and Distribution Plans under which reimburse the Distributor for some of its distribution expenses. The Service and Distribution Plans were approved by the Board of Trustees of the Monetta Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Service and Distribution Plan are included in the operating expenses of the Fund.

Payments under the Service and Distribution Plan may be up to an annual rate of 0.25% of the average daily net asset value for each of the funds of the Monetta Trust, except the Government Money Market Fund. For the Government Money Market Fund, payments may be up to an annual rate of 0.10% of the average daily net asset value of its shares. Since inception, however, the Board of Trustees has elected to waive the Distribution and Service (12b-1) Fees for the Government Money Market Fund. This waiver may be discontinued, however if the Board of Trustees so elects. Such payments are made to reimburse the Distributor for the fees it pays to its salespersons and other firms for selling shares, servicing its shareholders and maintaining its shareholder accounts. Normally, servicing fees are paid at an annual rate of 0.25% of the average net asset value of the accounts serviced and maintained on the books of each fund of the Monetta Trust.

Additional Information Concerning the Distribution Plans. In addition, to the extent that any investment advisory fees paid by the funds of the Monetta Trust may be deemed to be indirectly financing any activity that primarily is intended to result in the sale of fund shares within the meaning of Rule 12b-1, the Service and Distribution Plans authorize the payment of such fees.

The Service and Distribution Plans continue annually so long as they are approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Trustees or a majority of a fund's outstanding class of shares. The Distributor is required to furnish quarterly written reports to the Board of Trustees detailing the amounts expended, including any reimbursement to the Adviser for marketing expenses incurred (to the extent that 12b-1 fees are available), under the Service and Distribution Plans. The Service and Distribution Plans may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule 12b-1 provides that as long as the Service and Distribution Plans are in effect, the Monetta Trust must commit the selection and nomination of candidates for new Independent Trustees to the sole discretion of the existing Independent Trustees.

<PAGE 27>


The principal types of activities, for which 12b-1 payments have been made and/or incurred, for the Monetta Trust (excluding the Government Money Market Fund), during the fiscal year ended
December 31, 2004, are as follows:




                             Select Technology
                                   Fund          Mid-Cap Fund   Blue Chip Fund   Balanced Fund   Bond Fund
  Advertising                $0                  $0             $0               $0              $0

  Printing and mailing of
  Prospectus to other than
  current shareholder         0                   0              0                0               0

  Compensation to
  personnel                   0                   0              0                0               0

  Compensation to Broker-
  Dealers                     499                 1,504          533              1,710           25,913

  Compensation to Sales
  Personnel                   0                   0              0                0               0

  Other -State
  registration filing fees    0                   6,076          0                2,652           505

  Other -Distributor
  charges                     3,902               6,210          3,914            6,091           5,714

  Other -Marketing
  expenses                    0                   4,826          0                0               0

It is the opinion of the Board of Trustees that the 12b-1
Plan is necessary to maintain a flow of subscriptions to offset redemptions and to encourage sales of shares to permit the funds of the Monetta Trust to reach an economically viable size. Redemptions of mutual fund shares are inevitable. If redemptions are not offset by subscriptions, a fund shrinks in size and its ability to maintain quality shareholder services declines.
Eventually, redemptions could cause a fund to become unprofitable. Furthermore, an extended period of significant net redemptions may be detrimental to the orderly management of the portfolio. The offsetting of redemptions through sales efforts benefits shareholders by maintaining the viability of a fund. Additional benefits may accrue from net sales of shares relative to portfolio management and increased shareholder servicing capability.
Increased assets enable a fund to further diversify its portfolio, which spreads and reduces investment risk while increasing opportunity. In addition, increased assets enable the establishment and maintenance of a better shareholder servicing staff, which can respond more effectively and promptly to shareholder's inquiries and needs.

CODE OF ETHICS

The Adviser, Sub-Adviser, the Fund and the Trust have Codes of Ethics designed to ensure that the interests of the Funds' shareholders come before the interests of the people who manage the Funds. Among other provisions, the Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any equity securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Funds' compliance officer.

BROKERAGE ALLOCATION

The Adviser has discretion to select brokers, dealers and market makers to execute portfolio transactions. The main objective is to seek the best combination of net price and execution for the Funds. When executing transactions for the Funds, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker

<PAGE 28>


or dealer and the reasonableness of the commission. Transactions of the Funds in the over-the-counter market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

All securities transactions, of the Intermediate Bond Fund and the Government Money Market Fund, in 2004, 2003 and
2002, respectively, were executed on a principal basis.
That is to say, a mark-up or mark-down was taken by the broker rather than the broker charging a separate commission.

In selecting brokers or dealers to execute particular transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider
"brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), statistical quotations (specifically the quotations necessary to determine the Funds' asset values) and other information provided to the Funds or the Adviser. The
Adviser is also authorized to cause the Funds to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing the Funds' investment portfolios. In some cases, such information, including data or recommendations concerning particular securities, relates to the specific transaction placed with the broker. In general, however, the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects useful to the Adviser in advising the Funds.

The Adviser is the principal source of information and advice to the Funds and is responsible for making and initiating the execution of investment decisions by the Funds. However, the respective Boards recognize that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions. In compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the respective Boards that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from the information obtained by the Adviser in performing services for others.

Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for a fund and one or more other advisory clients. If a fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

<PAGE 29>


As provided for by Rule 6-07 under Regulation S-X, the Funds may enter into "Directed Brokerage Payment
Arrangements". In directed brokerage arrangements, the Funds can use their commission dollars to offset fund-operating expenses such as transfer agent fees, custodial fees, audit and legal fees, and printing of shareholders reports. As of December 31, 2004, arrangements had been made with various brokers, although these arrangements do not necessitate the use of the respective broker. Various fund expenses paid for indirectly through directed brokerage agreements (soft dollars), such as legal, audit, tax and printing, for the years ended December 31, 2004,and 2003 are as follows:
Monetta Fund, $96,093 and $129,164; Select Technology Fund, $14,447 and $21,369; Mid-Cap Fund, $20,934 and $23,976; Blue
Chip Fund, $15,304 and $21,306; Balanced Fund, $17,024 and $17,531; Intermediate Bond Fund, $-0- and $24,145 and Government Money Market Fund, $-0- and $9,855, respectively.

The Adviser and its affiliates, Officers, Directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities or derivatives of companies held, purchased or sold by the Funds. The Adviser has adopted guidelines to avoid any conflict of interest between the interests of Monetta
Trust, Monetta Fund, affiliates, Officers, Trustees,
Directors and employees. In any situation where the potential for conflict exists, transactions for the Funds take precedence over any Adviser or affiliate transactions.
Guidelines include a restriction on trading in any security which the Adviser knows, or has reason to believe, is being purchased or sold or considered for purchase or sale by a mutual fund until these transactions have been completed or considered abandoned.

For the fiscal years ended December 31, 2004, 2003 and 2002, aggregate brokerage commissions of each fund were as follows:

FUND                                2004          2003       2002

Monetta Fund                      $666,997      $733,579  $923,649
Monetta Trust-
     Select Technology Fund         11,819        15,705    12,313
     Mid-Cap Fund                   97,270       112,667    63,345
     Blue Chip Fund                 19,373        23,076    15,025
     Balanced Fund                  19,651        21,583    14,621


For the fiscal years ended December 31, 2004, 2003 and 2002, aggregate dollar amounts of transactions involving the payment of commissions by each fund were as follows:

                                                 2004                 2003                   2002
Monetta Fund
   Agency trades                         $365,388,545         $388,106,370         $  516,812,510
   Principal trades                         7,997,955                    1              8,063,571
     Sub-total                            373,386,500          388,106,371            524,876,081
   Short-term securities                  256,609,068          389,504,459            486,939,644
     Total transactions                   629,995,568         $777,610,830         $1,011,815,725

Monetta Trust-
 Select Technology Fund                        2004                2003                   2002
   Agency trades                         $4,100,447          $4,400,388             $3,969,985
   Principal trades                             -0-                   0                 51,026
     Sub-total                            4,100,477           4,400,388              4,021,011
   Short-term securities                  1,014,613           2,030,700              3,350,557
     Total transactions                   5,115,060          $6,431,088             $7,371,568


Mid-Cap Fund                                   2004                2003                   2002
   Agency trades                        $45,219,105         $41,894,434            $31,370,471
   Principal trades                             -0-             103,144                    -0-
     Sub-total                           45,219,105          41,997,578             31,370,471
   Short-term securities                 20,273,430          22,782,383             11,556,809
     Total transactions                  65,492,535         $64,779,961            $42,927,280

<PAGE 30>


Blue Chip Fund                                 2004                2003                   2002
   Agency trades                         $9,493,768         $10,247,967            $ 9,988,549
   Principal trades                             -0-                   0                    -0-
     Sub-total                            9,493,768          10,247,967              9,988,549
   Short-term securities                  3,875,342           5,881,574              2,763,026
     Total transactions                  13,369,110         $16,129,541            $12,751,575

Balanced Fund                                  2004                2003                   2002
   Agency trades                        $10,390,420          $8,149,544            $ 9,391,705
   Principal trades                       2,080,696                   0                    -0-
     Sub-total                           12,471,116           8,149,544              9,391,705
   Debt/Short-term
     securities                           3,231,981           7,295,016              9,391,007
     Total transactions                  15,703,097         $15,444,560            $18,782,712

<PAGE 31>


CAPITAL STOCK AND OTHER SECURITIES

MONETTA FUND
The Fund has one class of capital stock, $0.01 par value.
Each full share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund
(fractional shares have the same rights, proportionally, as full shares). Fund shares are fully paid and non-assessable when issued and have no pre-emptive, conversion or exchange rights. The obligations and liabilities associated with ownership, or shares, in the Fund are limited to the extent of the shareholder's investment in the Fund. Voting rights are non-cumulative so that the holders of more than 50% of the shares voting in any election may, if they so choose, to elect all of the Directors of the Fund.

MONETTA TRUST
Under the terms of the Trust's agreement and Declaration of Trust ("Declaration of Trust"), the Trustees may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the Trustees. All shares issued are fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.
Each Fund's shares are entitled to participate pro-rata in any dividends and other distributions declared by the Board of Trustees with respect to shares of that Fund. All shares of a Fund have equal rights in the event of liquidation of that Fund.

Under Massachusetts law, the shareholders of the Trust may, under certain circumstances, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of the Shareholders, Trustees and Officers of the Trust for acts or obligations, of any fund, which are binding only on the assets and property of that fund. The Declaration of Trust requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust of the Board of Trustees. The Declaration of Trust provides for indemnification out of a fund's assets of all losses and expenses of any fund shareholder held personally liable for the fund's obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the fund itself is unable to meet its obligations. The risk of a particular fund incurring financial loss as a result of an unsatisfied liability of another fund of the Trust is also believed to be remote since it would also be limited to claims to which the disclaimer did not apply and to circumstances in which the other fund was unable to meet its obligations.

Each share has one vote and fractional shares have fractional votes. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment advisory agreement. On any matters submitted to a vote of Shareholders, shares are voted by individual series and not in the aggregate, except when voting in the aggregate is required by the Investment Company Act of 1940 or other applicable laws. Shares of a fund are not entitled to vote on any matter not affecting that fund. All shares of the Trust vote together in the election of Trustees.

The Trustees serve indefinite terms of unlimited duration.
The Trustees appoint their own successors, provided that at least two-thirds of the Trustees, after any such appointment, have been elected by the shareholders.
Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of the two-thirds of the outstanding shares of the Trust. A trustee may be removed with or without cause upon the written declaration of a majority of the Trustees.

<PAGE 32>


SHAREHOLDER SERVICES

Buying and Selling Shares
Detailed information regarding the purchase, redemption and exchange of fund shares is contained in the Funds'
Prospectuses, which are available free of charge by calling our toll-free number (1-800-MONETTA).

The Funds reserve the right to suspend or postpone redemptions of shares of any fund during any period when
(a) trading on the New York Stock Exchange ("NYSE") is restricted, as determined by the Securities and Exchange
Commission ("SEC"), or the NYSE is closed for other than customary weekend and holiday closings, (b) the SEC has by order permitted such suspension or (c) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of such fund not reasonably practicable.

The Monetta Fund and the Monetta Trust have each elected to be governed by Rule 18f-1, under the 1940 Investment
Company Act, pursuant to which both are obligated to redeem shares of each fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of that fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash but may be paid wholly or partly by a distribution of securities in kind.

Valuation of Funds' Shares
Each fund's net asset value is determined on days on which the NYSE is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third
Monday in January, the third Monday in February, Good
Friday, the last Monday in May, Independence Day, Labor
Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the Exchange will be closed on the preceding Friday or the following Monday, respectively.

For purposes of calculating the net asset value per share, the assets of the Funds are valued as follows:

1) VALUATION - Securities for which market quotations are readily available at the time of valuation are valued on that basis. Each security traded on a national stock exchange is valued at its last sale price on that day, and, in the case of securities reported on the NASDAQ National Market System, is valued based on the NASDAQ Official Closing Price. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and ask prices. Long-term straight-debt securities for which market quotations are not readily available are valued at a fair value based on valuations provided by pricing services approved by the Boards, which may employ electronic data processing techniques, including a matrix system, to determine valuations. Short-term debt securities for which market quotations are not readily available are valued by use of a matrix prepared by the Adviser based on quotations for comparable securities. Other assets and securities held by a fund for which these valuation methods do not produce a fair value are valued by a method that the Boards believe will determine a fair value.

2) VALUATION OF GOVERNMENT MONEY MARKET FUND - Government Money Market Fund values its portfolio by the "amortized cost method" by which it attempts to maintain its net asset value at $1.00 per share. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.
     Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Other assets are valued at a fair value determined in good faith by the Boards. In connection with the Government Money Market Fund's use of amortized cost and the maintenance of the fund's per-share net asset value of $1.00, the Trust has agreed (i) to seek to maintain a dollar-weighted average portfolio maturity appropriate to the fund's objective of maintaining relative stability of principal and not in excess of 90 days,
     (ii) not to purchase a portfolio instrument with a remaining maturity of greater than thirteen months and (iii) to limit its purchase of

<PAGE 33>


     portfolio instruments to those instruments that are denominated in U.S. dollars which the Board of Trustees determines represent minimal credit risks and that are of eligible quality as determined by any major rating service as defined under SEC Rule 2a-7 or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees.

The Trust has established procedures reasonably designed to stabilize the fund's price per share as computed for the purpose of sales and redemptions at $1.00. Those procedures include review of the fund's portfolio holdings by the Board of Trustees at such intervals as it deems appropriate to determine whether the fund's net asset values calculated by using available market quotations or market equivalents deviate from $1.00 per share based on amortized cost. Calculations are made to compare the value of its investments valued at amortized cost with market value. Market values are obtained by using actual quotations provided by market makers, estimates of market value, values from yield data obtained from the Adviser's matrix or values obtained from an independent pricing service. Any such service may value the fund's investments based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers and general market conditions. The service may also employ electronic data processing techniques, a matrix system or both to determine valuations.

In connection with the fund's use of the amortized cost method of portfolio valuation to maintain its net asset value at $1.00 per share, the fund might incur or anticipate an unusual expense, loss, depreciation, gain or appreciation that would affect its net asset value per share or income for a particular period. The extent of any deviation between the fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, will be examined by the Board of Trustees as it deems appropriate. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, should be initiated.
In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, it will take such action as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results. Actions which the Board might take include (i) selling portfolio instruments prior to maturity to realize capital gains or losses (ii) shorten average portfolio maturity (iii) increasing, reducing, or suspending dividends or distributions from capital or capital gains or (iv) redeeming shares in kind.
The Board might also establish a net asset value per share by using market values, which may result in a deviation of net asset value from $1.00 per share.


TAXATION OF THE FUNDS

Each fund, since inception has qualified, and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986
(the "Code"), as amended. Such qualification exempts the Funds from federal income taxes to the extent that it distributes substantially all of its net investment income and net realized capital gains to the shareholders.

PERFORMANCE INFORMATION

Yield
The Balanced Fund and Intermediate Bond Fund may quote yield figures from time to time. Yield is computed by dividing the net investment income per share earned during a 30-day period (using the average number of shares entitled to receive dividends) by the net asset value per share on the last day of the period. The Yield formula provides for semiannual compounding which assumes

<PAGE 34>


that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period.

The Yield formula is as follows:

YIELD = 2(((a-b/cd) + 1) - 1)

a = dividends and interest earned during the period (for this purpose, the fund will recalculate the yield to maturity based on market value of each portfolio security on each business day on which net asset value is calculated);

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

d = the net asset value of the fund.

The Intermediate Bond Fund's yield for the 30 days ended December
31, 2004, was 2.55%.

Current or Effective Yield
The Government Money Market Fund may quote a "Current
Yield" or "Effective Yield", or both, from time to time.
The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective
Yield is an annualized yield based on a daily compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account
Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account, assuming a constant net asset value of $1.00.

The Yields are then computed as follows:

Current Yield    = NET CHANGE IN ACCOUNT VALUE X 365
                   ---------------------------   ---
                   Beginning Account Value        7

Effective Yield  = (1 + NET CHANGE IN ACCOUNT VALUE) 365/7 - 1
                   --------------------------------
                   Beginning Account Value

In addition to fluctuations reflecting changes in net income of the fund resulting from changes in income earned on its portfolio securities and in its expenses, the fund's yield also would be affected if the fund were to restrict or supplement its dividends in order to maintain its net asset value at $1.00 (see "Shareholder Information" in the Prospectus and "Valuation of Fund Shares" herein).
Portfolio changes resulting from net purchases or net redemptions of fund shares may affect yield. Accordingly, the fund's yield may vary from day to day and the yield stated for a particular past period is not a representation as to its future yield. The fund's yield is not assured, and its principal is not insured, however, the fund will attempt to maintain its net asset value per share at $1.00.

For the seven days ended December 31, 2004, the Government
Money Market Fund's current seven-day yield was 1.74% and the effective yield was 1.75%.

Performance Data
From time to time, each fund may give information about its performance by quoting figures in advertisements and sales literature. These performance figures are based on historical results and are not intended to indicate future performance. "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or

<PAGE 35>


unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      ERV = P(1+T)(n)

      P = the amount of an assumed initial investment of $1,000 in fund shares;

      T = average annual total return;

      n = number of years from initial investment to the end of the period

      ERV = ending redeemable value of $1,000 investment held until the end of such period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

"Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:


      P(1+T)(n) = ATV(D)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions)

      n = number of years

      ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

"Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares.
Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

      P(1+T)(n) = ATV(DR)

      P = hypothetical initial payment of $1,000

      T = average annual total return (after taxes on distributions and redemption)

      n = number of years

      ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

<PAGE 36>


Advertising Information
In advertising and sales literature, a fund may compare its yield and performance with that of other mutual funds, indices or averages of other mutual funds, indices of related financial assets or data and other competing investment and deposit products available from or through other financial institutions. The composition of these indices or averages differs from that of the Funds.
Comparison of a fund to an alternative investment should be made with consideration of differences in features and expected performance.

All of the indices and averages used will be obtained from the indicated sources or reporting services, which the Funds believe to be generally accurate. A fund may also note its mention in newspapers, magazines or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines which might mention a fund include, but are not limited to, the following:

  Business Week                        Los Angeles Times
  Changing Times                       Money
  Chicago Tribune                      Mutual Fund Letter
  Chicago Sun-Times                    Morningstar
  Crain's Chicago Business             Newsweek
  Consumer Reports                     The New York Times
  Consumer Digest                      Pensions and Investment
  Financial World                      Personal Investor
  Forbes                               Stanger Reports
  Fortune                              Time
  Investor's Daily                     USA Today
  Kiplinger's                          U.S. News and World Report
  L/G No-Load Fund Analyst             The Wall Street Journal


When a newspaper, magazine, or other publication mentions a fund, such mention may include (i) listings of some or all of the fund's holdings, (ii) descriptions of characteristics of some or all of the securities held by the fund, including price-earnings ratios, earnings, growth rates and other statistical information and comparisons of that information to similar statistics for the securities comprising any of the indices or averages listed above and
(iii) descriptions of the fund's or a portfolio manager's economic and market outlook.

A fund's performance is a result of conditions in the securities markets, portfolio management and operating expenses. Although information such as that described above may be useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it is not necessarily indicative of future performance and should not be used for comparison with other investments using different reinvestment assumptions or time periods.

The Funds may also compare their performances to various stock indices (groups of unmanaged common stocks), including Standard & Poor's 500 Stock Index, the Value Line
Composite Average, the Russell Indices, the NASDAQ
Composite Index, the Dow Jones Industrial Average or to the
Consumer Price Index or groups of comparable mutual funds, including rankings determined by Lipper Analytical
Services, Inc. (an independent service that monitors the performance of over 1,000 mutual funds), Morningstar, Inc.
or that of any another service.

The Funds may also cite its ranking, recognition or other mention by Morningstar. Morningstar's ranking system is based on risk-adjusted total return performance and is expressed in a star-rated format. The risk- adjusted number is computed by subtracting a fund's risk score
(which is a function of the fund's monthly return less the 3-month Treasury bill return) from the fund's load-adjusted total return score. This numerical score is then translated into ranking categories, with the top 10% labeled five star,

<PAGE 37>


the next 22.5% labeled four star, the next 35% labeled three star, and next 22.5% labeled two star, and the bottom 10% one star. A high ranking reflects either above-average performance or below-average risk or both.

FINANCIAL STATEMENTS

The financial statements for the Funds, including the Statement of Assets and Liabilities and the Statement of Operations for the fiscal year ended December 31, 2004, and the Statements of Changes in Net Assets for the fiscal years ended December 31, 2004 and 2003, are included in the Funds' Annual Report to shareholders for the fiscal year ended December 31, 2004. Also included in the Annual
Report are the financial highlights for the Funds. The
Annual Report is incorporated herein by reference. You may receive copies of the report, as well as the June 30, 2004
Semi-Annual, without charge by calling 1-800-MONETTA.


<PAGE 38>


APPENDIX I - FIXED INCOME SECURITIES RATINGS

General Ratings Information
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer.
Consequently, the Adviser believes that the quality of debt securities in which a fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other reasons. The following is a description of the characteristics of ratings used by Moody's and S&P.

Bond Ratings

Ratings by Moody's
Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes are not likely to impair the fundamentally strong position of such bonds.

Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in the Aaa Bonds, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Bonds rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during future periods of significant economic change. Uncertainty of position characterizes bonds in this class.

Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract, over any length of time, may be minimal.

Bonds rated Caa are of poor quality. Such issues may be in default or there may be present negative elements with respect to principal or interest.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each of these generic rating classifications in its corporate bond rating systems. The modifier 1 indicates that the security ranks in the higher end of its generic rating category.

Ratings by Standard and Poor's
Debt rated AAA has the highest rating available. Ability to pay interest and repay principal is extremely strong.

<PAGE 39>


Debt rated AA has a very strong ability to pay interest and repay principal and differs only minimally from the highest rated issues.

Debt rated A has a strong ability to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate ability to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions are more likely to lead to a weakened ability to pay interest and repay principal for debt in this category than for debt in higher rated categories.

Bonds rated BB, B, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties and major risk exposures to adverse conditions.

NOTE: These ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Commercial Paper Ratings

Ratings by Moody's
The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

(1)  evaluation of the management of the issuer;
(2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas;
(3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4)  liquidity;
(5)  amount and quality of long-term debt;
(6)  trend of earnings over a period of ten years;
(7) financial strength of a parent company and the relationships which exist with the issuer;
(8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

These factors are all considered in determining whether the commercial paper is rated P-2 or P-3.

Ratings by Standard & Poor's
The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics.

Paper rated A-1 must have the following characteristics:

1)   liquidity ratios are adequate to meet cash requirements,
2)   long-term senior debt is rated A or better,
3) the issuer has access to at least two additional channels of borrowing,
4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry and the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-2 or A-3.

<PAGE 40>


APPENDIX II - PROXY VOTING POLICY

                 MONETTA FINANCIAL SERVICES, INC.
                       PROXY VOTING POLICY
                     Adopted:  August 1, 2003

       The Board of Directors of Monetta Financial Services, Inc.
accepts the delegation to vote proxies of the securities held by the Monetta Funds.

       Monetta Financial Services' voting policy is to vote all proxies in what it deems to be in the best interest of the funds' shareholders. The following non-exhaustive list provides the general guidelines and parameters that the Adviser will use in voting for or against a proposal relating to certain issues:



CORPORATE GOVERNANCE
Board of Directors.  Issues include director independence, director        Generally Vote in Favor
compensation and consulting fees, committees, number of directors, term limits, stock ownership by directors, et al.

Capital Structure, Class of Stock and Recapitalization.  Issues include    Generally Vote in Favor
change in state or country of incorporation (i.e., reincorporation), separate classes of stock, et al.

Compensation Plans.  Issues include CEO and executive compensation, stock  Vote on a
option plans, bonuses, severance packages (e.g., golden parachutes),       CASE BY CASE BASIS
management incentive plans, pension plans, et al.

General Corporate Governance.  Issues include election of directors,       Generally Vote in Favor
classified boards, confidential voting, cumulative voting, liability and indemnification of management or directors, ratification of independent auditors, super-majority voting, shareholder proposals, change in charter or by-laws, et al.

Takeovers and Significant Corporate Events.  Issues include mergers and    Vote on a
acquisitions, anti-greenmail proposals, increase in authorized common      Case by Case Basis
stock, poison pills, shareholder rights, spin-offs, opt-out of state antitakeover law, et al.



SOCIAL ISSUES
Democracy and Human Rights.  Issues include political and religious       Vote on a
freedoms, protection of indigenous people, et al.                         Case by Case Basis

Diversity.  Issues include composition of boards of directors, equal      Vote on a
opportunity employment, non-discrimination policies (e.g., policies on    Case by Case Basis
race, gender, sexual orientation and disability), et al.

Environment.  Issues include activity in certain locales (e.g., Alaska),  Vote on a
climate change and global warming, environmental and social disclosure,   Case by Case Basis
use of certain materials or chemicals, genetically modifies food and agricultural products, nuclear power, recycling, reduction and clean-up of toxics, animal rights, et al.

Global Finance.  Issues include debt cancellation for poor countries, et  Vote on a
al                                                                        Case by Case Basis

Health and Safety.  Issues include pricing of drugs and pharmaceuticals,  Vote on a
tobacco, et al.                                                           Case by Case Basis

Workplace.  Issues include labor relations, vendor/supplier standards,    Vote on a
labor rights, sweatshops, child labor, et al.                             Case by Case Basis

Militarism and Violence.  Issues include sale of firearms, landmines,     Vote on a
space-based weapons, weapon sales to foreign governments, et al.          Case by Case Basis

Political Contributions.  Issues include soft money contributions,        Vote on a
reporting of political contributions, et al.                              Case by Case Basis

<PAGE 41>



                                   FORM N-1A
                              MONETTA FUND, INC.
                                  May 1, 2005
            SECURITIES ACT OF 1933 Post-effective amendment no. 31
                                      and
                INVESTMENT COMPANY ACT OF 1940 Amendment no. 33


                  PART C - OTHER INFORMATION

ITEM 23. EXHIBITS

NOTE: As used herein the term "Registration Statement" refers to the registration statement of registrant on form N-1A, no. 33-1398.

(a)(1) Amended and restated charter of registrant (1)

(a)(2) Articles supplementary dated February 4, 1992 (2)

(a)(3) Articles of amendment dated February 14, 1992 (2)

(b)    Bylaws of registrant (amended and restated 11/10/88) (1)

(c)    Form of stock certificate (2)

(d) Investment Advisory Agreement with Monetta Financial Services, Inc., dated December 3, 2001 (3)

(e) Distribution Agreement with Quasar Distributors, LLC dated May 1, 2002 (3)

(f)    None

(g) Custody agreement with U.S. Bank, N.A. dated October 25, 1985 (formerly Firstar Trust Company and First Wisconsin Trust Company) (2)

(h) Transfer Agent Agreement with U.S. Bancorp Fund Services, LLC dated October 28, 1985 (formerly Firstar Trust Company and First Wisconsin Trust Company) (2)

(i)    Opinion and consent of counsel dated April 27, 2005

(j)    Consent of independent auditors (KPMG)

(k)    Not Applicable

(l)    Subscription agreement (2)

(m)    None

(n)    None

(p)    Code of Ethics

(q) Other Exhibits. Powers of Attorney of John W. Bakos, John J. Guy, Jr., Mark F. Ogan and Marlene Z. Hodges as Directors of Monetta Fund, Inc., dated April 29, 2003 (4)

(1) Previously filed as an exhibit to post-effective amendment no. 4 to the Registration Statement, and incorporated herein by reference.

(2) Previously filed as an exhibit to post-effective amendment no. 17 to the Registration Statement, and incorporated herein by reference.

(3) Previously filed as an exhibit to post-effective amendment no. 25 to the Registration Statement, and incorporated herein by reference.

(4) Previously filed as an exhibit to post-effective amendment no. 26 to the Registration Statement, and incorporated herein by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the captions "Investment Adviser" and "Directors/Trustees and Officers" is incorporated by reference.

ITEM 25.  INDEMNIFICATION

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 9.01 of Article IX of the bylaws of the registrant (exhibit 2 to this amendment, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification of its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Monetta Financial Services, Inc. ("MFSI"), registrant's investment adviser, also acts as investment adviser to Monetta Fund, Inc. The directors and officers of MFSI are: Robert S. Bacarella, Chairman, President and Director; Lynn H. Harris, Chief Financial Officer and Treasurer; and Maria C. DeNicolo, Chief Compliance Officer and Secretary. The information in the Statement of Additional Information under the heading "Directors/Trustees and Officers" describing the principal occupations and other affiliations of Mr. Bacarella and Ms. Waterloo and Ms. DeNicolo are incorporated herein by reference.

ITEM 27.  PRINCIPAL UNDERWRITERS

(a) As of the date of the last post-effective amendment filing, Quasar Distributors, LLC (the "Distributor") also acts as principal underwriter for the following investment companies:

CULLEN FUNDS TRUST
COUNTRY MUTUAL FUNDS TRUST
THE HENNESSY MUTUAL FUNDS, INC.
THE HENNESSY FUNDS, INC.
KIT COLE INVESTMENT TRUST
EVEREST FUNDS
BRANDYWINE ADVISORS FUND (EXCEPT FOR BRANDYWINE BLUE FUND)
LIGHT REVOLUTION FUND, INC.
IPS FUNDS
THE JENSEN PORTFOLIO
FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
THE LINDNER FUNDS
AHA INVESTMENT FUNDS
WEXLER TRUST, THE MUHLENKAMP FUND
MUTUALS.COM, THE GENERATION WAVE FUNDS
FIRST AMERICAN FUNDS, INC.
FIRST AMERICAN INVESTMENT FUNDS, INC.
FIRST AMERICAN STRATEGY FUNDS, INC.
FIRST AMERICAN CLOSED END FUNDS
ZODIAC TRUST, CONNING MONEY MARKET PORTFOLIO
CCMA SELECT INVESTMENT MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     CCMA SELECT MONEY MARKET FUND
     CCMA SELECT INTERNATIONAL CORE EQUITY FUND
CCM ADVISORS FUNDS MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     Limited Maturity Fixed Income Master Portfolio
     Full Maturity Fixed Income Master Portfolio
     Diversified Equity Master Portfolio
     Balanced Master Portfolio
GLENMEDE FUND, INC. MULTIPLE SERIES TRUST
     GOVERNMENT CASH PORTFOLIO
     TAX-EXEMPT CASH PORTFOLIO
     CORE FIXED INCOME
     STRATEGIC EQUITY PORTFOLIO
     INSTITUTIONAL INTERNATIONAL PORTFOLIO
     INTERNATIONAL PORTFOLIO
     SMALL CAPITALIZATION VALUE PORTFOLIO
     LARGE CAP VALUE PORTFOLIO
     SMALL CAPITALIZATION GROWTH PORTFOLIO
     CORE VALUE PORTFOLIO
DAL INVESTMENT COMPANY
FORT PITT CAPITAL FUNDS
MW CAPITAL MANAGEMENT FUNDS
QUINTARA FUNDS
JACOB INTERNET FUND

QUASAR CLIENTS DUE TO FFDI MERGER, EFFECTIVE 10/1/01:
ADVISOR SERIES TRUST MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     AMERICAN TRUST ALLEGIANCE FUND
     AVATAR ADVANTAGE BALANCE FUND
     AVATAR ADVANTAGE EQUITY ALLOCATION FUND
     CAPITAL ADVISORS GROWTH FUND
     CHASE GROWTH FUND
     EDGAR LOMAX VALUE FUND
     HOWARD EQUITY FUND
     THE JACOBS FUND
     NATIONAL ASSET MANAGEMENT CORE EQUITY FUND
     SEGALL BRYANT & HAMILL MID CAP FUND
     THE AL FRANK FUND
     THE ROCKHAVEN FUND
     THE ROCKHAVEN PREMIER DIVIDEND FUND
BRANDES INVESTMENT TRUST, BRANDES INSTITUTIONAL INTERNATIONAL EQUITY FUND, BUILDERS FIXED INCOME FUND, INC.
DESSAUER FUND GROUP, THE DESSAUER GLOBAL EQUITY FUND
FFTW FUNDS, INC.
HARDING LOEVNER FUNDS, INC.
INVESTEC FUNDS
KAYNE ANDERSON FUNDS
PIC INVESTMENT TRUST FUNDS [PROVIDENT INVESTMENT COUNSEL]
PROFESSIONALLY MANAGED PORTFOLIOS (PMP), MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     AVONDALE HESTER TOTAL RETURN FUND
     HARRIS BRETALL SULLIVAN & SMITH GROWTH FUND
     JC EDWARDS EQUITY MASTERS FUND
     LIGHTHOUSE CONTRARIAN FUND
     PORTFOLIO 21
     PZENA FOCUSED VALUE FUND
     THE OSTERWEIS FUND
     U.S. GLOBAL LEADERS GROWTH FUND
     WOMEN'S EQUITY MUTUAL FUND
PURISMA FUNDS
RANIER FUNDS
RNC FUNDS
SEIX FUNDS, INC.
TIFF INVESTMENT PROGRAM, INC.
TRUST FOR INVESTMENT MANAGERS MULTIPLE SERIES TRUST
     INDIVIDUAL TRUSTS:
     MCCARTHY INSTITUTIONAL FUND
     SYM SELECT GROWTH FUND
     VILLERE BALANCED FUND
TT INTERNATIONAL

Quasar Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Quasar Distributors, LLC is a wholly-owned subsidiary of U.S. Bancorp, a publicly traded company on the New York Stock Exchange under the ticker symbol USB. From February 1, 1997 through April 30, 2002, the distributor was Funds Distributor, Inc.

(b) The information required by this Item 27(b) with respect to each director, officer, or partner of Quasar Distributors, LLC is incorporated by reference to Schedule A of Form BD filed by Quasar Distributors, LLC with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (File No. 8-52323).

(c)  Not applicable

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

Maria C. DeNicolo
Monetta Financial Services, Inc.
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60187-8133

ITEM 29.  MANAGEMENT SERVICES

None


ITEM 30.  UNDERTAKINGS

(a)  Not applicable

(b)  Not applicable

(c) Registrant undertakes to furnish each person to whom a prospectus is delivered, upon request and without charge, a copy of Registrant's most recent annual report to shareholders.

(d) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees when requested to do so by the holders of at least 10% of Registrant's outstanding shares of beneficial interest, and in connection with such meeting to comply with the provisions of section 16(c) of the Investment Company Act of 1940.





                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned duly authorized Officer.

          MONETTA FUND, INC.


          By:  /S/ ROBERT S. BACARELLA
               Robert S. Bacarella, President

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date indicated.

NAME                          TITLE                             DATE
/S/ ROBERT S. BACARELLA       Principal Executive Officer,    )
Robert S. Bacarella           Director and President          )
                                                              )
/S/ LYNN H. WATERLOO          Principal Financial Officer and )
Lynn H. Waterloo              Principal Accounting Officer    )
                                                              )
/S/ JOHN W. BAKOS*            Director                        )
John W. Bakos                                                 )
                                                              ) April 29, 2005
/S/ JOHN L. GUY, JR.*         Director                        )
John L. Guy, Jr.                                              )
                                                              )
/S/ MARK F. OGAN*             Director                        )
Mark F. Ogan                                                  )
                                                              )
/S/ MARLENE ZIELONKA HODGES*  Director                        )
Marlene Zielonka Hodges                                       )



* Maria De Nicolo signs this document on behalf of each of the foregoing persons pursuant to the power of attorney filed as Exhibit (q) to this registration statement.

                             /S/ MARIA C. DE NICOLO
                              Maria C. De Nicolo
                              Attorney-in-Fact